UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2017

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class R6	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX

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NOT FDIC INSURED MAY LOSE VALUE
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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team. Here Doug and Brenda discuss the Fund’s key investment strategies and performance for the six-month reporting period ended March 31, 2017.

How did the Fund perform during the six-month reporting period ended March 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month, one-year, five-year and ten-year periods ended March 31, 2017. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch U.S. All Capital Securities Index and the Lipper classification average, but underperformed the Custom Benchmark Index. A more detailed discussion of the Fund’s relative performance is provided later in this report

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2017 and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least an 80% allocation to preferred and hybrid securities. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 50% of its net assets in investment grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt and taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe focusing on the highly regulated industries such as banking, insurance, and utility and subsequently analyzing each sector’s relative value metrics. We perform quantitative analysis at the individual security level to help identify the most compelling securities for each issuer, we then further analyze the structures to select those that reflect our outlook for the future levels of interest rates and shape of the yield curve. We regularly evaluate performance via attribution analysis to develop an understanding of the variables driving returns during any given reporting period.

During the six-month reporting period ended March 31, 2017, the Fund posted positive absolute returns, outperforming the BofA/Merrill Lynch U.S. All Capital Securities Index and modestly underperforming the Custom Benchmark Index. As we have highlighted in the past, there were several broad investment themes running within the Fund during this reporting period. The Fund held an overweight to $1,000 denominated securities, an overweight to structures having some form of resettable coupon, an overweight to U.S. domiciled issuers, an underweight to contingent capital securities (CoCos) and finally an overweight to the insurance and industrial subsectors with corresponding underweights to the bank, utility and real estate investment trust (REIT) subsectors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

While investment performance was generally positive across the entire preferred securities market, performance varied throughout the reporting period and was not allocated evenly across all segments. During the first three months of the reporting period, the primarily U.S.-focused BofA/Merrill Lynch U.S. All Capital Securities Index underperformed the primarily non-U.S. focused BofA/Merrill Lynch Contingent Capital USD Hedged Index. Contrary to the situation in the U.S., the preferred market had positive headlines outside the U.S., such as the better-than-feared Deutsche Bank settlement with Department of Justice, which provided a tailwind for the entire European bank sector. The unexpected spike in U.S. rates and the fact that most $25 par securities have traditional fixed rate coupons caused a sell-off in the $25 par market. In addition, $25 par underperformance was exaggerated as tax loss selling going into year-end exacerbated the situation. Performance over the last three months of the reporting period, however, was much more evenly distributed. U.S. and non-U.S. both posted strong positive returns, as did both $25 par securities and $1,000 par securities. The only real performance differential of note was that $25 par securities outperformed $1,000 par at the margin, primarily due to the redeployment of proceeds from previously mentioned year-end tax loss selling.

With the $1,000 par institutional side of the preferred market outperforming the $25 par retail side for the reporting period ending March 31, 2017, our overweight to $1,000 par structures contributed to the Fund’s relative performance. The Fund’s overweight position versus the current Custom Benchmark Index as of the beginning of the reporting period was approximately 4%, and it remained relatively unchanged through March 31, 2017. The overweight to $1,000 par securities was the result of both relative value and our effort to position the Fund defensively against rising interest rates. During the first half of the reporting period, the $25 par side of the market meaningfully underperformed the $1,000 par side of the market for two primary reasons. First, the $25 par side of the market had reached extremely rich valuations, the result of intense retail demand for income-producing investments during a prolonged low interest rate environment. As a result, the two sides of the market were poised for some sort of consolidation. Second, the interest rate spike after the November 2016 U.S. elections disproportionately affected the $25 par retail side of the market as most of those securities are traditional fixed rate coupon structures, which tend to harbor more interest rate risk than securities with resettable coupons. Exacerbating the poor performance of the $25 par market during the first half of the reporting period was meaningful tax loss harvesting going into year-end, which compounded losses for $25 par investors. As we noted previously, the $25 par market did rebound during the second half of the reporting period.

The overweight to $1,000 par securities was an attempt to capitalize on relative value and also the result of our attempt to position the Fund defensively against a rising rate environment, primarily through an overweight to structures with resettable coupons. As of March 31, 2017, the Fund had about 83% of its assets in securities with some sort of resettable coupon structure, compared to approximately 70% within the Custom Benchmark Index. During the reporting period, the 10-year U.S. Treasury rate increased almost 80 basis points. While the Fund’s duration between the start and end of the reporting period was essentially unchanged, the index duration extended by about 0.3 year, or by a little over 6%. A vast majority of the structures with resettable coupons are found on the $1,000 par side of the market, as retail investors have historically preferred traditional fixed rate coupon securities.

During the six-month reporting period, the Fund maintained a 19% allocation to CoCo structures, which was also about a 20% underweight versus the Custom Benchmark Index allocation of 40%. As we noted in previous reports, this underweight did not necessarily reflect a bearish outlook for this particular segment of the preferred market. Rather, the underweight was due more to our bias for owning CoCos that, in addition to being identified as opportunities through our normal investment process, usually met two additional criteria; capital levels well above the regulatory minimum for said issue; and an issuer with little expected additional new issue CoCo supply in the near future. Unfortunately, during the reporting period, the underweight to CoCos detracted from relative performance, and accounted for almost all of underperformance versus the Custom Benchmark Index. From a total return perspective, the CoCo segment outperformed other preferred segments as the BofA/Merrill Lynch Contingent Capital USD Hedged Index posted a USD currency-hedged return of 8.20% return during the reporting period, materially greater than the 1.80% average return of the non-CoCo BofA/Merrill Lynch U.S. All Capital Securities Index. Uncertainty regarding implications of the Trump victory in the November 2016 U.S. election, coupled with a dramatic spike in domestic interest rates during the fourth quarter of 2016, likely hampered returns for securities of U.S. domiciled issuers. To the contrary, during the reporting period, a few large European banks made noteworthy progress addressing lingering negative headlines, some of which had been problematic for the entire European bank sector. This latter development had a disproportionately positive effect on the CoCo market as it has much greater exposure to the European bank sector compared to the non-CoCo segment of the preferred securities asset class.

As we have discussed in previous reports, the Fund held a meaningful overweight to the insurance and industrial subsectors versus the Custom Benchmark Index, with an offsetting underweight to the bank, utility and REIT subsectors. With respect to the overweight

6	NUVEEN

in insurance names, this was intended to capitalize on what has been, and is expected to be, light or negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general has been and continues to be, over-capitalized and in little need of additional capital such as preferred securities. As expected, we observed very little new issue flow out of the insurance sector, while new issue flow out of other sectors was material. On the other hand, the overweight to the industrial sector was more passive in nature and was due primarily to the reclassification of our General Electric Company exposure from financial services to industrial. During the reporting period, we reduced our exposure to the insurance sector from 22% to 20%, while the index remained relatively unchanged at about 11%.

On a final note, the Fund continued to invest in interest rate swap contracts to reduce the duration of its preferred stock portfolio. During the reporting period interest rates increased. As a result, the swap position contributed to performance.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.50%	9.78%	7.86%	6.33%
Class A Shares at maximum Offering Price	(1.39)%	4.55%	6.81%	5.81%
BofA/Merrill Lynch U.S. All Capital Securities Index	1.80%	7.68%	7.72%	3.66%
Custom Benchmark Index	4.32%	10.82%	6.44%	4.41%
Lipper Flexible Income Funds Classification Average	2.56%	8.48%	5.49%	5.33%

Class C Shares	3.18%	8.96%	7.06%	5.55%
Class I Shares	3.69%	10.04%	8.14%	6.59%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	3.43%	9.54%	7.60%	9.53%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	3.68%	7.35%

Since inception returns for Class R3 and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.75%	0.82%

10	NUVEEN

Yields as of March 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transaction with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	5.17%	4.69%	5.18%	5.66%	5.66%
SEC 30-Day Yield – Subsidized	4.30%	3.77%	4.32%	4.82%	4.77%
SEC 30-Day Yield – Unsubsidized	4.30%	3.77%	4.32%	4.82%	4.77%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	11

Holding

Summaries as of March 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	24.5%
Corporate Bonds	0.6%
$1,000 Par (or similar) Institutional Preferred	72.2%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Top Five Issuers

(% of net assets)

Citigroup Inc.	4.3%
Wells Fargo & Company	3.5%
Assured Guaranty Limited	3.2%
Bank of America Corporation	3.1%
Morgan Stanley	3.1%

Portfolio Composition

(% of net assets)

Banks	40.9%
Insurance	20.3%
Capital Markets	9.5%
U.S. Agency	6.6%
Diversified Financial Services	5.0%
Food Products	4.6%
Consumer Finance	3.0%
Other	7.4%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

A	5.2%
BBB	47.5%
BB or Lower	44.3%
N/R (not rated)	3.0%
Total	100%

Country Allocation

(% of net assets)2

United States	62.3%
United Kingdom	9.3%
France	6.4%
Australia	3.8%
Switzerland	2.9%
China	2.2%
Netherlands	1.9%
Spain	1.8%
Japan	1.8%
Canada	1.6%
Bermuda	1.3%
Other	3.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Includes 3.5% (as a percentage of net assets) in emerging markets countries.

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.00	$1,031.80	$1,034.30	$1,036.80	$1,036.90
Expenses Incurred During the Period	$5.33	$9.12	$6.59	$3.71	$4.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.70	$1,015.96	$1,018.45	$1,021.29	$1,020.94
Expenses Incurred During the Period	$5.29	$9.05	$6.54	$3.68	$4.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30%, 0.73% and 0.80% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NUVEEN	13

Nuveen Preferred Securities Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.3%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 24.5%

	Banks – 3.4%

102,513	Citigroup Inc.	8.125%	BB+	$2,825,258

615,317	Citigroup Inc.	7.125%	BB+	17,770,355

508,667	Countrywide Capital Trust III	7.000%	BBB–	13,118,522

446,188	Fifth Third Bancorp.	6.625%	Baa3	12,676,201

580,670	Huntington BancShares Inc.	6.250%	Baa3	15,050,966

77,023	PNC Financial Services	6.125%	Baa2	2,185,143

209,727	Private Bancorp Incorporated	7.125%	N/R	5,425,638

121,670	Regions Financial Corporation	6.375%	Ba1	3,158,553

893,326	Regions Financial Corporation	6.375%	Ba1	24,575,398

70,000	U.S. Bancorp.	6.500%	A3	2,006,200

91,584	Zions Bancorporation	6.300%	BB–	2,560,689
	Total Banks			101,352,923

	Capital Markets – 2.8%

221,300	Goldman Sachs Group, Inc.	5.500%	Ba1	5,935,266

1,314,913	Morgan Stanley	7.125%	Ba1	38,303,416

553,580	Morgan Stanley	6.875%	Ba1	15,610,956

225,000	Morgan Stanley	6.375%	Ba1	6,223,500

217,400	Morgan Stanley	5.850%	Ba1	5,619,790

230,910	Northern Trust Corporation	5.850%	BBB+	6,255,352

169,991	State Street Corporation	5.350%	Baa1	4,475,863
	Total Capital Markets			82,424,143

	Consumer Finance – 1.2%

529,243	Discover Financial Services	6.500%	BB–	13,733,856

896,636	GMAC Capital Trust I	8.125%	B+	22,801,453
	Total Consumer Finance			36,535,309

	Diversified Financial Services – 0.4%

439,900	KKR Financial Holdings LLC	7.375%	BBB	11,490,188

	Diversified Telecommunication Services – 0.1%

161,495	Verizon Communications Inc.	5.900%	A–	4,268,313

	Electric Utilities – 0.0%

52,325	SCE Trust V	5.450%	Baa1	1,416,961

	Equity Real Estate Investment Trusts – 0.2%

210,254	Wells Fargo REIT	6.375%	BBB+	5,519,168

14	NUVEEN

Shares	Description (1)	Coupon	Ratings (2)	Value

	Food Products – 2.2%

506,287	CHS Inc.	7.875%	N/R	$14,707,637

12,881	CHS Inc.	7.500%	N/R	369,942

785,062	CHS Inc.	7.100%	N/R	22,429,221

470,500	CHS Inc.	6.750%	N/R	13,169,295

53,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	5,621,313

66,700	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	7,474,569
	Total Food Products			63,771,977

	Insurance – 6.3%

220,922	American Financial Group	6.000%	Baa2	5,843,387

353,320	Arch Capital Group Limited	6.750%	BBB	8,893,064

1,221,542	Aspen Insurance Holdings Limited	5.950%	BBB–	32,944,988

274,741	Aspen Insurance Holdings Limited	5.625%	BBB–	6,580,047

483,905	Axis Capital Holdings Limited	5.500%	BBB	11,415,319

122,461	Delphi Financial Group, Inc., (3)	7.376%	BB+	2,797,475

187,876	Hartford Financial Services Group Inc.	7.875%	BBB–	5,842,944

1,100,619	Kemper Corporation	7.375%	Ba1	29,485,583

904,315	Maiden Holdings Limited	8.250%	BB	23,268,025

48,610	Maiden Holdings NA Limited	8.000%	BBB–	1,239,555

470,218	Maiden Holdings NA Limited	7.750%	BBB–	12,630,055

597,500	Reinsurance Group of America Inc.	6.200%	BBB	17,040,700

803,196	Reinsurance Group of America, Inc.	5.750%	BBB	22,039,698

201,165	Torchmark Corporation	6.125%	BBB+	5,210,174
	Total Insurance			185,231,014

	Oil, Gas & Consumable Fuels – 0.8%

277,700	Nustar Energy LP	8.500%	Ba3	7,478,461

608,295	Nustar Logistics Limited Partnership	7.625%	Ba2	15,912,997
	Total Oil, Gas & Consumable Fuels			23,391,458

	Thrifts & Mortgage Finance – 1.3%

1,407,200	New York Community Bancorp Inc.	6.375%	Ba1	38,135,120

	U.S. Agency – 5.8%

382,800	AgriBank FCB, (3)	6.875%	BBB+	40,959,600

455,325	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	47,695,294

131,336	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	13,507,093

434,310	Farm Credit Bank of Texas, (3)	6.750%	Baa1	46,715,469

405,287	Federal Agricultural Mortgage Corporation	6.875%	N/R	10,784,687

400,000	Federal Agricultural Mortgage Corporation	6.000%	N/R	10,764,000
	Total U.S. Agency			170,426,143
	Total $25 Par (or similar) Retail Preferred (cost $681,727,734)			723,962,717

NUVEEN	15

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.6%

	Insurance – 0.6%

$1,700	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$1,937,162

8,000	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	6,580,000

7,397	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	9,010,855
$17,097	Total Corporate Bonds (cost $17,744,091)				17,528,017

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 72.2%

	Banks – 37.5%

12,957	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (4)	6.750%	N/A (5)	Baa1	$14,241,350

11,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (4)	9.000%	N/A (5)	BB	11,530,420

4,600	Banco Santander SA, Reg S, (4)	6.375%	N/A (5)	Ba1	4,556,254

6,934	Bank of America Corporation	8.000%	N/A (5)	BB+	7,142,020

23,297	Bank of America Corporation	6.500%	N/A (5)	BB+	25,422,851

8,745	Bank of America Corporation	6.250%	N/A (5)	BB+	9,204,112

33,205	Bank of America Corporation	6.300%	N/A (5)	BB+	36,110,437

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	7,710,403

69,625	Barclays PLC, (4)	8.250%	N/A (5)	BB+	73,162,229

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	4,674,470

22,528	Citigroup Inc.	6.250%	N/A (5)	BB+	24,302,080

33,445	Citigroup Inc.	6.125%	N/A (5)	BB+	35,284,475

10,220	Citigroup Inc.	5.950%	N/A (5)	BB+	10,622,412

30,422	Citigroup Inc.	5.875%	N/A (5)	BB+	31,467,756

23,675	Citizens Financial Group Inc.	5.500%	N/A (5)	BB+	24,296,469

23,275	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	25,286,123

13,035	Commerzbank AG, 144A	8.125%	9/19/23	BBB	15,263,581

40,037	Credit Agricole S.A., 144A, (4)	8.125%	N/A (5)	BB+	42,639,405

10,165	Credit Agricole, S.A., 144A, (4)	6.625%	N/A (5)	BB+	10,037,938

2,000	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,365,000

85,588	General Electric Capital Corporation	5.000%	N/A (5)	A	90,188,355

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	13,825,344

15,465	HSBC Holdings PLC, (4)	6.875%	N/A (5)	BBB	16,470,225

21,555	ING Groep N.V., (4)	6.500%	N/A (5)	BBB–	21,414,893

33,640	Intesa Sanpaolo SpA, 144A, (4)	7.700%	N/A (5)	Ba3	32,126,200

42,622	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	46,990,755

41,060	JPMorgan Chase & Company	5.300%	N/A (5)	BBB–	42,548,425

17,035	KeyCorp Convertible Preferred Stock	5.000%	N/A (5)	Baa3	16,864,650

16	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

78,786	Lloyds Banking Group PLC, (4)	7.500%	N/A (5)	BB+	$83,324,074

9,341	M&T Bank Corporation	6.450%	N/A (5)	Baa2	10,158,338

16,720	M&T Bank Corporation	5.125%	N/A (5)	Baa2	16,636,400

13,610	Nordea Bank AB, 144A, (4)	6.125%	N/A (5)	BBB	13,746,100

19,400	PNC Financial Services	5.000%	N/A (5)	Baa2	19,303,000

19,228	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	21,499,308

17,862	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	21,077,160

17,613	Royal Bank of Scotland Group PLC, (4)	7.500%	N/A (5)	BB–	17,370,821

14,545	Royal Bank of Scotland Group PLC, (4)	8.625%	N/A (5)	BB–	15,163,162

19,670	Societe Generale, 144A, (4)	7.875%	N/A (5)	BB+	19,817,525

37,720	Societe Generale, 144A, (4)	7.375%	N/A (5)	BB+	38,308,432

5,000	Societe Generale, Reg S, (4)	8.250%	N/A (5)	BB+	5,230,800

2,490	Standard Chartered PLC, 144A, (4)	7.500%	N/A (5)	Ba1	2,572,170

7,635	Standard Chartered PLC, 144A, (4)	6.500%	N/A (5)	Ba1	7,502,182

14,780	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	15,445,100

5,800	Swedbank AB, Reg S, (4)	5.500%	N/A (5)	BBB	5,858,000

790	U.S. Bancorp.	5.125%	N/A (5)	A3	827,525

16,635	Wachovia Capital Trust III	5.570%	N/A (5)	BBB	16,644,981

28,227	Wells Fargo & Company	7.980%	N/A (5)	BBB	29,391,364

48,310	Wells Fargo & Company	5.875%	N/A (5)	BBB	52,075,378
	Total Banks				1,107,700,452

	Capital Markets – 6.7%

11,770	Bank of New York Mellon Corporation	4.950%	N/A (5)	Baa1	12,141,485

37,051	Credit Suisse Group AG, 144A, (4)	7.500%	N/A (5)	BB	40,148,167

7,130	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	7,263,687

52,806	Goldman Sachs Group Inc.	5.375%	N/A (5)	Ba1	53,994,135

9,955	Macquarie Bank Limited, 144A, (4)	6.125%	N/A (5)	Ba1	10,004,775

24,002	Morgan Stanley	5.550%	N/A (5)	Ba1	24,693,258

4,195	State Street Corporation	5.250%	N/A (5)	Baa1	4,394,263

23,515	UBS Group AG, Reg S, (4)	7.000%	N/A (5)	BB+	25,278,625

18,490	UBS Group AG, Reg S, (4)	7.125%	N/A (5)	BB+	19,275,825
	Total Capital Markets				197,194,220

	Commercial Services & Supplies – 0.5%

14,340	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	14,967,375

	Consumer Finance – 1.8%

12,023	American Express Company	5.200%	N/A (5)	Baa2	12,278,489

8,095	American Express Company	4.900%	N/A (5)	Baa2	8,084,881

NUVEEN	17

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

31,160	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	$32,328,500
	Total Consumer Finance				52,691,870

	Diversified Financial Services – 4.6%

31,870	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	34,100,900

14,115	BNP Paribas, 144A, (4)	7.625%	N/A (5)	BBB–	14,997,187

15,012	BNP Paribas, 144A, (4)	7.375%	N/A (5)	BBB–	15,424,830

12,300	BNP Paribas, 144A	7.195%	N/A (5)	BBB	13,576,125

6,700	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A	6,859,125

30,193	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	35,250,328

14,660	Voya Financial Inc.	5.650%	5/15/53	Baa3	14,916,550
	Total Diversified Financial Services				135,125,045

	Electric Utilities – 1.8%

10,145	Electricite de France, 144A	5.250%	N/A (5)	BBB	9,992,825

40,895	Emera, Inc.	6.750%	6/15/76	BBB–	44,626,669
	Total Electric Utilities				54,619,494

	Equity Real Estate Investment Trusts – 1.3%

29,819	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	37,397,500

	Food Products – 2.4%

13,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)	Baa3	14,850,000

10,614	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	11,781,540

19,075	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	20,362,563

10,855	Land O’ Lakes Incorporated, 144A, (WI/DD)	7.250%	N/A (5)	BB	10,922,844

13,635	Land O’ Lakes Inc., 144A	8.000%	N/A (5)	BB	14,555,362
	Total Food Products				72,472,309

	Insurance – 13.4%

6,440	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (5)	N/R	6,899,571

12,835	Aviva PLC, Reg S	8.250%	N/A (5)	BBB+	13,268,181

5,750	AXA SA	8.600%	12/15/30	A3	7,986,750

5,220	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)	A	5,481,000

6,200	CNP Assurances, Reg S	7.500%	N/A (5)	BBB+	6,577,146

105,516	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	93,816,597

3,893	Friends Life Group PLC, Reg S	7.875%	N/A (5)	A–	4,172,050

4,743	La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	5,112,669

11,721	MetLife Inc., 144A	9.250%	4/08/38	BBB	16,189,631

17,045	MetLife Inc.	5.250%	N/A (5)	BBB	17,583,332

2,645	Principal Financial Group	4.700%	5/15/55	Baa2	2,684,675

16,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	17,583,787

8,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	9,672,075

18	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

2,200	Prudential Financial Inc.	5.625%	6/15/43	BBB+	$2,357,300

3,390	Prudential Financial Inc.	5.200%	3/15/44	BBB+	3,480,683

2,466	Prudential Financial Inc.	8.875%	6/15/38	BBB+	2,650,950

36,443	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa2	41,362,805

22,947	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	25,012,230

62,925	Sirius International Group Limited, 144A	7.506%	N/A (5)	BB+	64,183,500

48,732	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	49,706,640
	Total Insurance				395,781,572

	Machinery – 0.3%

8,968	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	9,428,058

	Metals & Mining – 0.7%

18,798	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	20,325,337

	U.S. Agency – 0.8%

18,350	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	22,478,750

	Wireless Telecommunication Services – 0.4%

10,900	Viacom Inc.	6.250%	2/28/57	Ba1	10,927,250
	Total $1,000 Par (or similar) Institutional Preferred (cost $2,056,382,765)				2,131,109,232
	Total Long-Term Investments (cost $2,755,854,590)				2,872,599,966

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.3%

	REPURCHASE AGREEMENTS – 1.3%

$37,953	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $37,953,479, collateralized by $37,895,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $38,713,987	0.090%	4/03/17		$37,953,194
	Total Short-Term Investments (cost $37,953,194)				37,953,194
	Total Investments (cost $2,793,807,784) – 98.6%				2,910,553,160
	Other Assets Less Liabilities – 1.4% (6)				40,271,867
	Net Assets – 100%				$2,950,825,027

Investments in Derivatives as of March 31, 2017

Interest Rate Swaps (OTC Cleared)

Clearing Broker	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.*	$80,000,000	Receive	3-Month USD-LIBOR-ICE	2.474%	Semi-Annually	7/13/21	$(63,040)	$(1,888,671)
*	LCH. Clearnet Ltd is the clearing house for this transaction.

NUVEEN	19

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $560,201,589, representing 19.0% and 19.2% of Net Assets and Total Investments, respectively.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

20	NUVEEN

Statement of

Assets and Liabilities	March 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $2,755,854,590)	$2,872,599,966
Short-term investments, at value (cost approximates value)	37,953,194
Cash	1,326,913
Cash collateral at broker (1)	1,787,654
Receivable for:
Dividends	4,217,007
Interest	29,098,358
Investments sold	4,922,225
Reclaims	51,058
Shares sold	23,136,944
Other assets	202,847
Total assets	2,975,296,166
Liabilities
Payable for:
Dividends	3,277,513
Investments purchased	10,855,000
Shares redeemed	7,347,858
Variation margin on swap contracts	63,040
Accrued expenses:
Management fees	1,616,548
Trustees fees	81,900
12b-1 distribution and service fees	315,000
Other	914,280
Total liabilities	24,471,139
Net assets	$2,950,825,027
Class A Shares
Net assets	$394,733,978
Shares outstanding	22,868,085
Net asset value (“NAV”) per share	$17.26
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.12
Class C Shares
Net assets	$265,077,659
Shares outstanding	15,343,169
NAV and offering price per share	$17.28
Class R3 Shares
Net assets	$1,889,033
Shares outstanding	108,652
NAV and offering price per share	$17.39
Class R6 Shares
Net assets	$3,523,948
Shares outstanding	203,932
NAV and offering price per share	$17.28
Class I Shares
Net assets	$2,285,600,409
Shares outstanding	132,349,609
NAV and offering price per share	$17.27
Net assets consist of:
Capital paid-in	$2,844,559,319
Undistributed (Over-distribution of) net investment income	(6,294,727)
Accumulated net realized gain (loss)	(2,296,270)
Net unrealized appreciation (depreciation)	114,856,705
Net assets	$2,950,825,027
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	21

Statement of

Operations	Six Months Ended March 31, 2017 (Unaudited)

Investment Income
Dividends	$24,765,936
Interest (net of tax withheld of $74,591)	59,881,560
Total investment income	84,647,496
Expenses
Management fees	8,771,989
12b-1 service fees – Class A Shares	590,135
12b-1 distribution and service fees – Class C Shares	1,304,535
12b-1 distribution and service fees – Class R3 Shares	4,861
Shareholder servicing agent fees	1,228,649
Custodian fees	136,826
Trustees fees	40,589
Professional fees	73,506
Shareholder reporting expenses	119,196
Federal and state registration fees	149,873
Other	25,078
Total expenses	12,445,237
Net investment income (loss)	72,202,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(376,857)
Swaps	(672,405)
Change in net unrealized appreciation (depreciation) of:
Investments	21,104,875
Swaps	3,333,531
Net realized and unrealized gain (loss)	23,389,144
Net increase (decrease) in net assets from operations	$95,591,403

See accompanying notes to financial statements.

22	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$72,202,259	$116,472,376
Net realized gain (loss) from:
Investments	(376,857)	(3,116,698)
Swaps	(672,405)	(2,802)
Change in net unrealized appreciation (depreciation) of:
Investments	21,104,875	56,619,489
Swaps	3,333,531	(2,244,936)
Net increase (decrease) in net assets from operations	95,591,403	167,727,429
Distributions to Shareholders
From net investment income:
Class A Shares	(12,995,720)	(25,111,700)
Class C Shares	(6,220,576)	(11,065,077)
Class R3 Shares	(50,888)	(118,559)
Class R6 Shares[1]	(178,985)	(83,704)
Class I Shares	(54,699,998)	(81,585,740)
From accumulated net realized gains:
Class A Shares	—	(2,019,702)
Class C Shares	—	(901,766)
Class R3 Shares	—	(12,238)
Class R6 Shares[1]	—	—
Class I Shares	—	(4,740,071)
Decrease in net assets from distributions to shareholders	(74,146,167)	(125,638,557)
Fund Share Transactions
Proceeds from sale of shares	915,822,640	1,506,766,204
Proceeds from shares issued to shareholders due to reinvestment of distributions	55,869,048	97,319,973
	971,691,688	1,604,086,177
Cost of shares redeemed	(589,885,027)	(756,924,427)
Net increase (decrease) in net assets from Fund share transactions	381,806,661	847,161,750
Net increase (decrease) in net assets	403,251,897	889,250,622
Net assets at the beginning of period	2,547,573,130	1,658,322,508
Net assets at the end of period	$2,950,825,027	$2,547,573,130
Undistributed (Over-distribution of) net investment income at the end of period	$(6,294,727)	$(4,350,819)

1	Class R6 Shares were established on June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017(f)	$17.14	$0.45	$0.14	$0.59	$(0.47)	$—	$(0.47)	$17.26
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(0.43)	(1.47)	17.15
Class C (12/06)
2017(f)	17.15	0.39	0.15	0.54	(0.41)	—	(0.41)	17.28
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
2012	15.31	0.91	2.30	3.21	(0.93)	(0.43)	(1.36)	17.16
Class R3 (9/09)
2017(f)	17.26	0.44	0.14	0.58	(0.45)	—	(0.45)	17.39
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
2012	15.40	0.96	2.35	3.31	(1.01)	(0.43)	(1.44)	17.27
Class R6 (6/16)
2017(f)	17.15	0.48	0.14	0.62	(0.49)	—	(0.49)	17.28
2016(e)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2017(f)	17.14	0.48	0.14	0.62	(0.49)	—	(0.49)	17.27
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(0.43)	(1.52)	17.15

24	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.50%	$394,734	1.05	%*	5.30	%*	3%
7.96	492,911	1.07		5.46		15
3.16	408,922	1.06		5.54		18
9.92	376,049	1.07		5.73		25
6.51	287,287	1.07		5.73		67
23.16	267,619	1.08		6.44		53

3.18	265,078	1.80	*	4.60	*	3
7.08	262,685	1.82		4.72		15
2.44	208,404	1.81		4.79		18
9.08	190,011	1.82		5.00		25
5.73	170,808	1.82		5.03		67
22.24	152,411	1.83		5.68		53

3.43	1,889	1.30	*	5.10	*	3
7.67	2,048	1.32		5.18		15
2.93	2,680	1.31		5.28		18
9.62	2,827	1.32		5.52		25
6.25	3,209	1.32		5.48		67
22.82	552	1.33		5.91		53

3.68	3,524	0.73	*	5.59	*	3
3.54	6,498	0.75	*	5.25	*	15

3.69	2,285,600	0.80	*	5.63	*	3
8.16	1,783,432	0.82		5.72		15
3.47	1,038,316	0.81		5.79		18
10.12	827,438	0.82		5.98		25
6.83	630,546	0.82		6.01		67
23.40	517,379	0.83		6.68		53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	For the six months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide a high level of current income and total return.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$10,855,000

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

26	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$559,191,904	$164,770,813	**	$—	$723,962,717
Corporate Bonds	—	17,528,017		—	17,528,017
$1,000 Par (or similar) Institutional Preferred	—	2,131,109,232		—	2,131,109,232
Short-Term Investments:
Repurchase Agreements	—	37,953,194		—	37,953,194
Investments in Derivatives:
Interest Rate Swaps***	—	(1,888,671)		—	(1,888,671)
Total	$559,191,904	$2,349,472,585		$—	$2,908,664,489
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

28	NUVEEN

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$275,618,001	9.3%
France	189,701,632	6.4
Australia	110,946,497	3.8
Switzerland	84,702,617	2.9
China	64,183,500	2.2
Netherlands	56,665,220	1.9
Spain	53,484,174	1.8
Japan	52,504,115	1.8
Canada	46,563,831	1.6
Bermuda	39,525,035	1.3
Other	96,706,827	3.3
Total non-U.S. securities	$1,070,601,449	36.3%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$37,953,194	$(37,953,194)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC

30	NUVEEN

Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in an interest rate swap contract to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**	$(1,888,671)
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(672,405)	$3,333,531

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/17		Year Ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,663,573	$96,343,211	16,988,645	$286,738,731
Class C	1,612,489	27,505,526	4,941,241	83,343,746
Class R3	56,848	982,664	88,019	1,495,026
Class R6	99,757	1,667,428	34,885	800,000
Class R6 – exchanges	—	—	339,186	5,498,328
Class I	46,279,240	789,323,811	67,123,051	1,128,890,373
Shares issued to shareholders due to reinvestment of distributions:
Class A	687,980	11,711,652	1,422,696	24,011,085
Class C	306,330	5,221,624	561,342	9,483,764
Class R3	850	14,573	4,147	70,322
Class R6	9,146	155,699	4,845	83,325
Class I	2,274,104	38,765,500	3,770,115	63,671,477
	56,990,317	971,691,688	95,278,172	1,604,086,177
Shares redeemed:
Class A	(12,246,525)	(208,388,419)	(13,914,780)	(233,303,364)
Class C	(1,890,735)	(32,171,712)	(2,544,559)	(42,864,466)
Class R3	(67,702)	(1,161,167)	(131,434)	(2,190,572)
Class R6	(283,887)	(4,859,818)	—	—
Class I	(20,230,416)	(343,303,911)	(28,121,937)	(473,067,697)
Class I – exchanges	—	—	(339,186)	(5,498,328)
	(34,719,265)	(589,885,027)	(45,051,896)	(756,924,427)
Net increase (decrease)	22,271,052	$381,806,661	50,226,276	$847,161,750

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $436,886,520 and $76,916,698, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,794,965,360
Gross unrealized:
Appreciation	$123,214,088
Depreciation	(7,626,288)
Net unrealized appreciation (depreciation) of investments	$115,587,800

32	NUVEEN

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments, complex securities character adjustments and distribution reallocations resulted in reclassifications among the Fund’s components of net assets as of September 30, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(45,558)
Undistributed (Over-distribution of) net investment income	(2,453,887)
Accumulated net realized gain (loss)	2,499,445

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1],2	$6,925,395
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2016 through September 30, 2016, and paid on October 3, 2016.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended, September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$114,005,705
Distributions from net long-term capital gains	7,672,446
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$543,841

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee for the Fund was 0.1613%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$843,534
Paid to financial intermediaries	759,813

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$359,316

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$351,283

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$30,257

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

34	NUVEEN

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

NUVEEN	35

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

36	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. All Capital Securities Index: An index that is comprised of a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA/Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Custom Benchmark Index: An index that is comprised of a 60% weighting in the BofA/Merrill Lynch U.S. All Capital Securities Index and a 40% weighting in the BofA/Merrill Lynch Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to

NUVEEN	37

Glossary of Terms Used in this Report (continued)

make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

38	NUVEEN

Notes

NUVEEN	39

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-INV5-0317P        157274

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2017

Share Class / Ticker Symbol
	Class A	Class C	Class R6	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Here they discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2017

How did the Fund perform during the six-month reporting period ended March 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and since inception periods ended March 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the six-month reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index but underperformed the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six month reporting period ended March 31, 2017?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics

At end of the reporting period, the Fund had approximately 37.1% in non-investment grade bonds, 24.7% in preferred stock, 13.9% in investment grade bonds, 14.4% in equities and 4.6% in convertibles. From an asset class perspective, our equity, high yield, investment grade bonds and preferred holdings all positively contributed to performance. All sectors positively contributed, with the industrials sector leading performance.

Our equity holdings in Philip Morris International, Inc. and Siemens AG contributed to performance. Philip Morris common stock rebounded from a weak base as the company benefits from higher cigarette prices. During the reporting period, Siemens AG unexpectedly raised its annual profit forecast, signaling confidence that it can ride out a slowdown in China and drop in the price of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

oil. Lastly, CIT Group Inc. also positively contributed to performance. The stock reacted to company specific events and broader market trends. The company executed on a key strategic initiative, announcing the sale of its Aircraft Leasing unit for a price that is accretive to the overall franchise. Additionally, U.S. bank stocks reacted positively to the results of the U.S. Presidential election, as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, less onerous regulation of financial firms and other pro-growth policy initiatives, which will benefit CIT along with its banking peers.

Several positions detracted from performance, including our equity holding, StoneMor Partners L.P., a full-service cemetery and funeral home corporation. The weak performance during the reporting period was due to the announcement that the company is “temporarily” reducing its quarterly distribution from $0.66 to $0.33 to conserve cash. The timing and magnitude of this cut was a negative surprise, especially in light of the $32 million 2Q16 sequential growth in the deferred cemetery revenue. Nevertheless, the effort to fix the sales force problem has not been successful. We eliminated this position as we feel the turnaround effort in its sales force may continue to drag on performance and that the dividend cut may be “permanent” in the next 9-12 months. Gilead Sciences, Inc. common stock also detracted from portfolio performance. Gilead Sciences came under pressure from disappointing sales performance and headwinds associated with negative political and media coverage pertaining to drug pricing. However, Gilead’s HIV franchise continues to deliver impressive results while the hepatitis C virus (HCV) franchise has not met near-term expectations. We believe pricing for the HCV drugs is nearing a bottom and expect international opportunities to offset domestic sales declines over the next few years. Additionally, we believe the company will likely pursue an acquisition to bolster future growth opportunities. Lastly, equity holding GameStop Corporation detracted from performance. After posting several quarters of better than expected earnings, the company reported lower-than-expected third quarter 2016 results. In addition, GameStop revised its full-year financial outlook for 2017.

Also, during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during a volatile period in equity markets.

6	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	7

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8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.36%	10.75%	6.31%	8.79%
Class A Shares at maximum Offering Price	(2.51)%	5.49%	5.28%	8.07%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.18)%	0.44%	2.34%	3.42%
BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index	1.54%	9.98%	5.47%	6.87%
Lipper Flexible Income Funds Classification Average	2.56%	8.48%	5.49%	7.46%

Class C Shares	1.98%	9.85%	5.51%	7.98%
Class I Shares	2.44%	10.97%	6.58%	9.07%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	2.31%	7.25%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative indexes and Lipper classification average, are from 12/9/09. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.19%	1.93%	0.86%	0.94%
Net Expense Ratios	0.96%	1.71%	0.63%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring January 31, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	NUVEEN

Yields as of March 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.91%	4.42%	5.42%	5.43%
SEC 30-Day Yield-Subsidized	4.33%	3.81%	4.51%	4.82%
SEC 30-Day Yield-Unsubsidized	4.20%	3.68%	4.51%	4.68%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	11

Holding

Summaries as of March 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	14.4%
Convertible Preferred Securities	4.6%
$25 Par (or similar) Retail Preferred	14.0%
Corporate Bonds	51.1%
$1,000 Par (or similar) Institutional Preferred	10.7%
Warrants	1.4%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Issuers

(% of net assets)

Bank of America Corporation	3.8%
Viacom Inc.	2.7%
Land O’Lakes Inc.	2.5%
Citigroup Inc.	2.4%
L Brands, Inc.	2.0%

Portfolio Composition

(% of net assets)

Banks	11.1%
Equity Real Estate Investment Trusts	7.8%
Wireless Telecommunication Services	4.9%
Diversified Telecommunication Services	4.8%
Technology Hardware, Storage & Peripherals	4.7%
Capital Markets	4.3%
Food Products	4.3%
Consumer Finance	4.1%
Electric Utilities	3.8%
Chemicals	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Insurance	3.2%
Machinery	3.2%
Media	2.3%
Food & Staples Retailing	2.3%
Commercial Services & Supplies	2.3%
Specialty Retail	2.3%
Pharmaceuticals	2.2%
Auto Components	2.0%
Other	18.2%
Warrants	1.4%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	1.6%
BBB	28.2%
BB or Lower	62.7%
N/R (not rated)	7.5%
Total	100%

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.60	$1,019.80	$1,023.10	$1,024.40
Expenses Incurred During the Period	$4.84	$8.61	$3.18	$3.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.14	$1,016.40	$1,021.79	$1,021.39
Expenses Incurred During the Period	$4.84	$8.60	$3.18	$3.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 0.63%, and 0.71% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NUVEEN	13

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.2%

	COMMON STOCKS – 14.4%

	Banks – 1.7%

105,100	CIT Group Inc.	$4,511,943

91,288	The Bank of NT Butterfield and Son Limited	2,913,000
	Total Banks	7,424,943

	Biotechnology – 0.5%

29,400	Gilead Sciences, Inc.	1,996,848

	Building Products – 0.7%

77,400	Johnson Controls International PLC	3,260,088

	Capital Markets – 1.1%

168,584	Ares Capital Corporation	2,929,990

96,801	TPG Specialty Lending, Inc.	1,973,772
	Total Capital Markets	4,903,762

	Chemicals – 0.3%

322,926	CVR Partners LP	1,501,606

	Consumer Finance – 0.5%

64,200	Synchrony Financial	2,202,060

	Equity Real Estate Investment Trusts – 3.1%

95,900	Apartment Investment & Management Company, Class A	4,253,165

136,303	Colony Northstar, Inc.	1,759,672

40,000	Life Storage, Inc.	3,284,800

163,200	MGM Growth Properties LLC	4,414,560
	Total Equity Real Estate Investment Trusts	13,712,197

	Industrial Conglomerates – 1.6%

65,700	Philips Electronics	2,109,627

76,000	Siemens AG, Sponsored ADR, (2)	5,206,000
	Total Industrial Conglomerates	7,315,627

	Insurance – 0.5%

49,300	CNA Financial Corporation	2,177,581

	Multi-Utilities – 0.5%

125,500	Veolia Environment S.A., ADR, (2)	2,358,145

	Pharmaceuticals – 2.2%

140,800	AstraZeneca PLC, Sponsored ADR	4,384,512

123,900	GlaxoSmithKline PLC, Sponsored ADR	5,223,624
	Total Pharmaceuticals	9,608,136

14	NUVEEN

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment – 0.5%

157,500	Cypress Semiconductor Corporation			$2,167,200

	Software – 0.5%

49,300	Oracle Corporation			2,199,273

	Tobacco – 0.7%

44,700	Imperial Brands PLC, Sponsored ADR, (2)			2,208,180

9,700	Philip Morris International			1,095,130
	Total Tobacco			3,303,310
	Total Common Stocks (cost $61,915,961)			64,130,776

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.6%

	Banks – 2.1%

2,385	Bank of America Corporation	7.250%	BB+	$2,850,218

5,280	Wells Fargo & Company	7.500%	BBB	6,547,200
	Total Banks			9,397,418

	Electric Utilities – 2.5%

124,225	Great Plains Energy Inc.	7.000%	N/R	6,674,609

73,300	NextEra Energy Inc.	6.371%	BBB	4,425,854
	Total Electric Utilities			11,100,463
	Total Convertible Preferred Securities (cost $20,057,111)			20,497,881

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 14.0%

	Banks – 1.4%

67,784	Citigroup Inc.	6.875%	BB+	$1,920,321

35,731	FNB Corporation	7.250%	Ba2	1,018,333

38,450	HSBC Holdings PLC	8.000%	Baa1	1,017,002

80,622	Huntington BancShares Inc.	6.250%	Baa3	2,089,722
	Total Banks			6,045,378

	Capital Markets – 2.5%

68,800	Charles Schwab Corporation	6.000%	BBB	1,835,584

43,700	Hercules Technology Growth Capital Incorporated	6.250%	BBB-	1,120,905

156,326	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	3,923,783

86,069	Morgan Stanley	7.125%	Ba1	2,507,190

39,050	Morgan Stanley	6.375%	Ba1	1,080,123

29,209	Solar Capital Limited	6.750%	BBB-	739,280
	Total Capital Markets			11,206,865

	Consumer Finance – 1.9%

17,950	Capital One Financial Corporation	6.700%	Baa3	492,548

NUVEEN	15

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Shares	Description (1)	Coupon		Ratings (3)	Value

	Consumer Finance (continued)

257,775	GMAC Capital Trust I	8.125%		B+	$6,555,218

25,163	SLM Corporation, Series A	6.970%		Ba3	1,275,764
	Total Consumer Finance				8,323,530

	Equity Real Estate Investment Trusts – 2.5%

56,695	Colony Northstar, Inc.	8.875%		N/R	1,455,361

33,493	Colony Northstar, Inc.	8.750%		N/R	881,201

4,405	Colony Northstar, Inc.	7.500%		N/R	109,332

32,458	Coresite Realty Corporation	7.250%		N/R	835,469

41,993	Digital Realty Trust Inc.	7.375%		Baa3	1,154,807

79,969	Dupont Fabros Technology	6.625%		Ba2	2,159,163

10,368	Penn Real Estate Investment Trust	8.250%		N/R	260,859

168,174	VEREIT, Inc.	6.700%		BB	4,322,072
	Total Equity Real Estate Investment Trusts				11,178,264

	Food Products – 1.8%

96,010	CHS Inc.	7.100%		N/R	2,743,006

187,554	CHS Inc.	6.750%		N/R	5,249,636
	Total Food Products				7,992,642

	Insurance – 2.3%

63,718	Argo Group US Inc.	6.500%		BBB-	1,616,526

77,353	Endurance Specialty Holdings Limited	6.350%		BBB-	2,025,875

42,052	Kemper Corporation	7.375%		Ba1	1,126,573

38,074	Maiden Holdings NA Limited	8.000%		BBB-	970,887

49,658	Maiden Holdings NA Limited	7.750%		BBB-	1,333,814

131,689	National General Holding Company	7.625%		N/R	3,305,394
	Total Insurance				10,379,069

	Specialty Retail – 0.3%

51,899	TravelCenters of America LLC	8.000%		N/R	1,317,716

	Wireless Telecommunication Services – 1.3%

218,089	United States Cellular Corporation	7.250%		Ba1	5,801,167
	Total $25 Par (or similar) Retail Preferred (cost $60,058,939)				62,244,631

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 51.1%

	Aerospace & Defense – 0.4%

$2,300	Triumph Group Inc.	4.875%	4/01/21	B1	$2,219,500

	Auto Components – 2.0%

2,225	American & Axle Manufacturing Inc., 144A	6.250%	4/01/25	BB-	2,227,781

1,975	American & Axle Manufacturing Inc., 144A	6.500%	4/01/27	BB-	1,968,818

16	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Auto Components (continued)

$4,879	Cooper-Standard Automotive Inc., 144A	5.625%	11/15/26	B	$4,879,000
9,079	Total Auto Components				9,075,599

	Automobiles – 1.0%

3,690	General Motors Corporation	6.600%	4/01/36	BBB	4,241,585

	Banks – 0.7%

2,975	Bank of America Corporation	6.300%	3/10/66	BB+	3,235,313

	Beverages – 1.3%

5,385	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A-	5,814,395

	Biotechnology – 0.4%

1,775	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	1,681,813

	Capital Markets – 0.3%

1,350	Raymond James Financial Inc.	4.950%	7/15/46	BBB	1,343,804

	Chemicals – 3.3%

4,198	A Schulman Inc.	6.875%	6/01/23	B	4,355,425

2,715	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,786,269

2,775	Trinseo Materials Operating, 144A	6.750%	5/01/22	BB-	2,924,156

1,925	Univar Inc., 144A	6.750%	7/15/23	B	1,997,188

2,500	Versum Materials, Inc., 144A	5.500%	9/30/24	BB	2,584,375
14,113	Total Chemicals				14,647,413

	Commercial Services & Supplies – 2.3%

2,365	GFL Environmental Corporation, 144A	7.875%	4/01/20	B-	2,453,688

1,525	GFL Environmental Corporation, 144A	9.875%	2/01/21	B-	1,650,813

5,532	R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	5,366,040

675	R.R. Donnelley & Sons Company	6.000%	4/01/24	B+	628,594
10,097	Total Commercial Services & Supplies				10,099,135

	Consumer Finance – 1.3%

1,875	Ally Financial Inc.	5.750%	11/20/25	BB	1,919,531

3,370	Navient Corporation	8.000%	3/25/20	BB	3,660,663
5,245	Total Consumer Finance				5,580,194

	Containers & Packaging – 1.2%

4,930	Sealed Air Corporation, 144A	6.875%	7/15/33	BB	5,361,375

	Diversified Telecommunication Services – 4.8%

8,550	CenturyLink Inc.	7.650%	3/15/42	BB+	7,513,313

8,750	Frontier Communications Corporation	11.000%	9/15/25	BB-	8,482,029

4,120	GCI Inc.	6.875%	4/15/25	BB-	4,315,700

871	Qwest Corp.	6.875%	9/15/33	BBB-	867,152
22,291	Total Diversified Telecommunication Services				21,178,194

NUVEEN	17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Electronic Equipment, Instruments & Components – 1.0%

$4,425	Tech Data Corporation	4.950%	2/15/27	BBB-	$4,466,378

	Equity Real Estate Investment Trusts – 2.2%

4,025	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB-	4,246,375

1,950	Iron Mountain Inc.	5.750%	8/15/24	B	1,989,000

3,750	Select Income REIT	4.500%	2/01/25	Baa2	3,767,708
9,725	Total Equity Real Estate Investment Trusts				10,003,083

	Food & Staples Retailing – 2.3%

6,460	Rite Aid Corporation, 144A	6.125%	4/01/23	B	6,403,475

3,725	Whole Foods Market Inc.	5.200%	12/03/25	BBB-	3,954,818
10,185	Total Food & Staples Retailing				10,358,293

	Health Care Providers & Services – 0.9%

3,835	Kindred Healthcare Inc.	8.000%	1/15/20	B-	3,897,319

	Hotels, Restaurants & Leisure – 1.0%

4,225	McDonald’s Corporation	4.875%	12/09/45	BBB+	4,492,426

	Household Durables – 1.0%

4,440	Tempur Sealy International, Inc.	5.500%	6/15/26	BB	4,377,840

	Internet Software & Services – 0.4%

1,895	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	1,956,588

	Machinery – 3.2%

2,550	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	2,664,750

4,275	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	4,456,688

2,452	Meritor Inc.	6.750%	6/15/21	B+	2,540,885

4,375	Terex Corporation, 144A	5.625%	2/01/25	BB	4,440,625
13,652	Total Machinery				14,102,948

	Media – 2.3%

3,615	Dish DBS Corporation	5.875%	11/15/24	Ba3	3,795,750

3,975	Dish DBS Corporation	7.750%	7/01/26	Ba3	4,620,938

1,925	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	1,953,875
9,515	Total Media				10,370,563

	Metals & Mining – 1.3%

2,275	AK Steel Corporation	7.000%	3/15/27	B-	2,266,469

1,900	ArcelorMittal	8.000%	10/15/39	Ba1	2,156,500

1,300	Southern Copper Corporation	5.875%	4/23/45	BBB+	1,354,370
5,475	Total Metals & Mining				5,777,339

	Multiline Retail – 0.7%

3,350	Nordstrom, Inc.	5.000%	1/15/44	BBB+	3,163,717

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 0.7%

$2,725	Enviva Partners LP / Enviva Partners Finance Corp., 144A	8.500%	11/01/21	B+	$2,888,500

	Real Estate Management & Development – 1.4%

3,820	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB-	4,120,825

1,875	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB-	1,921,875
5,695	Total Real Estate Management & Development				6,042,700

	Semiconductors & Semiconductor Equipment – 2.9%

4,050	Amkor Technology Inc.	6.625%	6/01/21	BB	4,131,000

2,100	Micron Technology, Inc.	7.500%	9/15/23	Baa2	2,344,125

5,945	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	6,257,113
12,095	Total Semiconductors & Semiconductor Equipment				12,732,238

	Software – 0.5%

1,750	Conduent Finance Inc. / Xerox Business Services LLC, 144A	10.500%	12/15/24	BB	2,016,875

	Specialty Retail – 2.0%

9,006	L Brands, Inc.	6.875%	11/01/35	BB+	8,690,788

	Technology Hardware, Storage & Peripherals – 4.7%

8,415	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	8,683,353

5,870	Seagate HDD Cayman	4.875%	6/01/27	BBB-	5,494,854

5,525	Western Digital Corporation	10.500%	4/01/24	BB+	6,505,688
19,810	Total Technology Hardware, Storage & Peripherals				20,683,895

	Wireless Telecommunication Services – 3.6%

3,986	Altice Financing SA, 144A	7.500%	5/15/26	BB-	4,235,125

10,419	Viacom Inc.	6.875%	4/30/36	BBB	11,949,371
14,405	Total Wireless Telecommunication Services				16,184,496
$219,438	Total Corporate Bonds (cost $221,123,961)				226,684,306

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.7%

	Banks – 5.2%

4,325	Bank of America Corporation	6.500%	N/A (4)	BB+	$4,719,656

925	Citigroup Inc.	5.800%	N/A (4)	BB+	952,750

7,355	Citigroup Inc.	6.250%	N/A (4)	BB+	7,934,206

775	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	841,965

2,900	JP Morgan Chase & Company	6.750%	N/A (4)	BBB-	3,197,250

1,575	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	1,761,047

1,800	Wells Fargo & Company	5.875%	N/A (4)	BBB	1,940,296

1,767	Zions Bancorporation	7.200%	N/A (4)	BB-	1,906,151
21,422	Total Banks				23,253,321

NUVEEN	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Capital Markets – 0.4%

1,925	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	$1,961,094

	Consumer Finance – 0.4%

1,725	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	1,789,688

	Electric Utilities – 1.3%

5,345	Emera, Inc.	6.750%	6/15/76	BBB-	5,832,731

	Energy Equipment & Services – 0.5%

2,075	Transcanada Trust	5.875%	8/15/76	BBB	2,189,125

	Food Products – 2.5%

4,900	Land O’Lakes Inc., 144A	8.000%	N/A (4)	BB	5,230,750

3,400	Land O’Lakes Inc., 144A, (WI/DD)	7.250%	N/A (4)	BB	3,421,250

2,100	Land O’Lakes Inc., 144A	8.000%	N/A (4)	BB	2,241,750
10,400	Total Food Products				10,893,750

	Insurance – 0.4%

1,575	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,811,250
$44,467	Total $1,000 Par (or similar) Institutional Preferred (cost $46,304,714)				47,730,959

Shares	Description (1)				Value

	WARRANTS – 1.4%

97,400	Merrill Lynch International Company CV				$6,145,940
	Total Warrants (cost $5,361,910)				6,145,940
	Total Long-Term Investments (cost $414,822,596)				427,434,493

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.3%

	REPURCHASE AGREEMENTS – 3.3%

$14,472	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $14,472,068, collateralized by $14,450,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $14,762,293	0.090%	4/03/17		$14,471,959
	Total Short-Term Investments (cost $14,471,959)				14,471,959
	Total Investments (cost $429,294,555) – 99.5%				441,906,452
	Other Assets Less Liabilities – 0.5% (5)				2,317,594
	Net Assets – 100%				$444,224,046

20	NUVEEN

Investments in Derivatives as of March 31, 2017

Options Written

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value

(506)	CIT Group Inc.	$(2,327,600)	7/21/17	$46	$(61,985)
(506)	Total Options Written (premiums received $66,792)	$(2,327,600)			$(61,985)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities, when applicable.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	21

Statement of

Assets and Liabilities	March 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $414,822,596)	$427,434,493
Short-term investments, at value (cost approximates value)	14,471,959
Receivable for:
Dividends	410,526
Interest	4,712,056
Investments sold	888,637
Reclaims	16,124
Shares sold	4,510,553
Other assets	48,990
Total assets	452,493,338
Liabilities
Options written, at value (premiums received $66,792)	61,985
Payable for:
Dividends	37,398
Investments purchased	6,695,006
Shares redeemed	982,186
Accrued expenses:
Management fees	203,152
Trustees fees	2,627
12b-1 distribution and service fees	97,940
Other	188,998
Total liabilities	8,269,292
Net assets	$444,224,046
Class A Shares
Net assets	$87,676,948
Shares outstanding	4,029,683
Net asset value (“NAV”) per share	$21.76
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$22.85
Class C Shares
Net assets	$94,517,887
Shares outstanding	4,352,680
NAV and offering price per share	$21.71
Class R6 Shares
Net assets	$25,805
Shares outstanding	1,184
NAV and offering price per share	$21.80
Class I Shares
Net assets	$262,003,406
Shares outstanding	12,027,249
NAV and offering price per share	$21.78
Net assets consist of:
Capital paid-in	$439,987,912
Undistrubuted (Over-distribution of) net investment income	153,226
Accumulated net realized gain (loss)	(8,533,796)
Net unrealized appreciation (depreciation)	12,616,704
Net assets	$444,224,046
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22	NUVEEN

Statement of

Operations	Six Months Ended March 31, 2017 (Unaudited)

Investment Income
Dividends (net of tax withheld of $33,814)	$3,965,947
Interest	7,165,034
Total investment income	11,130,981
Expenses
Management fees	1,246,164
12b-1 service fees – Class A Shares	125,817
12b-1 distribution and service fees – Class C Shares	388,430
Shareholder servicing agent fees	148,765
Custodian fees	34,539
Trustees fees	4,749
Professional fees	22,522
Shareholder reporting expenses	33,103
Federal and state registration fees	69,843
Other	4,374
Total expenses before fee waiver/expense reimbursement	2,078,306
Fee waiver/expense reimbursement	(296,453)
Net expenses	1,781,853
Net investment income (loss)	9,349,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(490,476)
Options written	(105,810)
Change in net unrealized appreciation (depreciation) of:
Investments	867,341
Options written	102,370
Net realized and unrealized gain (loss)	373,425
Net increase (decrease) in net assets from operations	$9,722,553

See accompanying notes to financial statements.

NUVEEN	23

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$9,349,128	$10,998,664
Net realized gain (loss) from:
Investments	(490,476)	(3,289,549)
Options written	(105,810)	235,501
Change in net unrealized appreciation (depreciation) of:
Investments	867,341	17,459,183
Options written	102,370	(141,475)
Net increase (decrease) in net assets from operations	9,722,553	25,262,324
Distributions to Shareholders
From net investment income:
Class A Shares	(2,619,986)	(3,592,618)
Class C Shares	(1,740,595)	(1,717,323)
Class R6 Shares[1]	(7,229)	(454)
Class I Shares	(4,886,449)	(5,838,049)
Decrease in net assets from distributions to shareholders	(9,254,259)	(11,148,444)
Fund Share Transactions
Proceeds from sale of shares	225,800,153	203,807,546
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,966,974	10,743,489
	234,767,127	214,551,035
Cost of shares redeemed	(99,698,644)	(70,192,898)
Net increase (decrease) in net assets from Fund share transactions	135,068,483	144,358,137
Net increase (decrease) in net assets	135,536,777	158,472,017
Net assets at the beginning of period	308,687,269	150,215,252
Net assets at the end of period	$444,224,046	$308,687,269
Undistributed (Over-distribution of) net investment income at the end of period	$153,226	$58,357

1	Class R6 Shares were established on June 30, 2016.

See accompanying notes to financial statements.

24	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2017(e)	$21.81	$0.56	$(0.05)	$0.51	$(0.56)	$—	$(0.56)	$21.76
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
Class C (12/09)
2017(e)	21.77	0.48	(0.06)	0.42	(0.48)	—	(0.48)	21.71
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
Class R6 (6/16)
2017(e)	21.88	0.61	(0.12)	0.49	(0.57)	—	(0.57)	21.80
2016(f)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2017(e)	21.84	0.59	(0.06)	0.53	(0.59)	—	(0.59)	21.78
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42

26	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.36%	$87,677	1.13	%*	5.04	%*	0.96	%*	5.21	%*	15%
12.44	97,079	1.19		5.05		0.96		5.28		37
(1.94)	55,180	1.29		4.77		0.96		5.10		125
11.64	78,394	1.45		5.20		0.97		5.69		80
1.21	17,635	1.92		4.47		0.97		5.42		47
19.24	560	4.52		2.07		0.97		5.62		85

1.98	94,518	1.88	*	4.37	*	1.71	*	4.53	*	15
11.58	65,833	1.93		4.29		1.71		4.51		37
(2.70)	17,704	2.06		4.01		1.71		4.35		125
10.82	6,732	2.20		4.38		1.72		4.87		80
0.45	4,555	2.79		3.56		1.72		4.63		47
18.32	559	5.27		1.32		1.72		4.87		85

2.31	26	0.80	*	5.38	*	0.63	*	5.55	*	15
4.83	326	0.96	*	7.40	*	0.63	*	7.74	*	37

2.44	262,003	0.88	*	5.42	*	0.71	*	5.59	*	15
12.77	145,450	0.94		5.29		0.71		5.52		37
(1.74)	77,332	1.07		5.16		0.71		5.51		125
11.95	20,578	1.21		5.35		0.72		5.84		80
1.53	17,254	1.64		5.00		0.72		5.92		47
19.53	1,130	3.59		3.08		0.72		5.94		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide current income and capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,400,000

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

28	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

30	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$54,358,451	$9,772,325	**	$—	$64,130,776
Convertible Preferred Securities	20,497,881	—		—	20,497,881
$25 Par (or similar) Retail Preferred	62,244,631	—		—	62,244,631
Corporate Bonds	—	226,684,306		—	226,684,306
$1,000 Par (or similar) Institutional Preferred	—	47,730,959		—	47,730,959
Warrants	—	6,145,940		—	6,145,940
Short-Term Investments:
Repurchase Agreements	—	14,471,959		—	14,471,959
Investments in Derivatives:
Options Written	(61,985)	—		—	(61,985)
Total	$137,038,978	$304,805,489		$—	$441,844,467
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$14,471,959	$(14,471,959)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(2,898,917)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Options written, at value	$(61,985)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$(105,810)	$102,370

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to

32	NUVEEN

pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/17		Year Ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,606,263	$56,060,515	3,366,097	$70,820,546
Class C	1,610,780	34,569,629	2,356,226	49,524,250
Class R6[1]	—	—	14,907	325,000
Class I	6,278,077	135,170,009	3,964,322	83,137,750
Shares issued to shareholders due to reinvestment of distributions:
Class A	120,942	2,601,663	169,674	3,565,924
Class C	80,686	1,732,890	80,610	1,697,068
Class R6[1]	—	—	—	—
Class I	214,851	4,632,421	260,226	5,480,497
	10,911,599	234,767,127	10,212,062	214,551,035
Shares redeemed:
Class A	(3,147,701)	(67,588,128)	(1,781,877)	(36,366,073)
Class C	(362,272)	(7,772,982)	(279,916)	(5,838,858)
Class R6[1]	(13,723)	(300,809)	—	—
Class I	(1,124,143)	(24,036,725)	(1,339,448)	(27,987,967)
	(4,647,839)	(99,698,644)	(3,401,241)	(70,192,898)
Net increase (decrease)	6,263,760	$135,068,483	6,810,821	$144,358,137
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $186,838,632 and $54,080,550, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	689	$126,200
Options written	1,357	146,834
Options terminated in closing purchase transactions	(290)	(78,866)
Options expired	(374)	(40,535)
Options exercised	(876)	(86,841)
Options outstanding, end of period	506	$66,792

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$429,632,853
Gross unrealized:
Appreciation	$15,703,057
Depreciation	(3,429,458)
Net unrealized appreciation (depreciation) of investments	$12,273,599

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(5,328)
Undistributed (Over-distribution of) net investment income	(142,724)
Accumulated net realized gain (loss)	148,052

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$1,359,342
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2016 through September 30, 2016 and paid on October 3, 2016.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$10,560,016
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$7,786,113

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

34	NUVEEN

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee for the Fund was 0.1613%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through January 31, 2018 (1.25% after January 31, 2018), of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$490,258
Paid to financial intermediaries	434,900

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$326,975

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$248,750

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$20,790

As of the end of the reporting period, Nuveen owned 1,184 shares of Class R6.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

36	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	37

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Index: An unmanaged index which tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

38	NUVEEN

Notes

NUVEEN	39

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NFI-0317P        157275

Mutual Funds

Nuveen Commodity Strategy Fund

Semi-Annual Report March 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

This Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund’s sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Fund’s commodity investments and Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper, from Nuveen Asset Management manages the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while Chris, Wan-Chong and Chad have managed the Fund since December 31, 2015. John Clarke has managed the Fund since March 18, 2016.

Here the managers review key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2017.

How did the Fund perform during the six-month reporting period ended March 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Fund for the six-month, one-year and since inception periods ending March 31, 2017. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”) and its Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2017 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average for the six-month reporting period ended March 31, 2017.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

Relative to the Index, the Fund outperformed most prominently in foods and fibers, followed by industrial metals, precious metals and energy. The Fund’s agriculture position slightly underperformed the Index’s sector, while the Fund performed in line with the Index in the livestock group.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

At the commodity group level, livestock delivered the largest absolute gain. All three livestock commodities, which includes live cattle, feeder cattle (which are not included in the Index) and lean hogs, saw strong price appreciation due to signs of strong demand amid robust export data, as well as concerns about tightening supply.

The industrial metals group was the second best performing sector, buoyed by double-digit gains across copper, aluminum and zinc. Expectations for infrastructure spending in the U.S. under the new Trump administration and a Chinese government spending plan, together with supply disruptions in several mines around the world, provided upward momentum to industrial metals prices in the reporting period.

However, agriculture, as grouped by Gresham, and energy both fell modestly over the reporting period. The agriculture sector’s mild loss was driven by concerns about oversupply in soybean oil, soybeans and wheat. Weakness was widespread across the energy group. The crude oil production cut announced by the Organization of the Petroleum Exporting Countries (OPEC) and key non-OPEC countries triggered a rally across the petroleum complex at year-end. However, prices turned lower in early 2017 on concerns that the OPEC members exempt from the output cap and U.S. shale production were stepping in to fill the void. This contributed to losses across the petroleum complex.

The precious metals group’s weak performance in first half of the reporting period overshadowed better results later in the period. A stronger U.S. dollar, rising interest rates and a rallying equity market in the fourth quarter of 2016 dampened demand for gold and other precious metals. However, the losses were partially offset by upward trending prices in the first quarter of 2017, driven by a rotation into perceived “safe-haven” assets amid political uncertainty, seasonal influences from the Chinese New Year, increased flows into exchange-traded funds and technical factors. While gold, silver and platinum (not represented in the Index) posted negative performance for the reporting period overall, palladium (also not the Index) was up by double-digits. As the most “industrial” of the precious metals, palladium benefited from the broader rally in other base metals on expectations for stronger Chinese demand and a projected supply deficit.

The foods and fibers group, as grouped by Gresham, was the weakest performing sector in the reporting period, with a double-digit loss. Sugar was the worst performing individual commodity, as ample supply weighed on prices. Coffee and cocoa (not held in the Index) also ended the reporting period considerably lower. In contrast, cotton prices rallied on falling inventories and concerns about potential supply disruptions in India.

6	NUVEEN

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

NUVEEN	7

THIS PAGE INTENTIONALLY LEFT BLANK

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	1.83%	8.64%	(10.56)%
Class A Shares at maximum Offering Price	(4.03)%	2.40%	(11.69)%
Bloomberg Commodity Index	0.27%	8.71%	(10.69)%
Lipper Commodities General Funds Classification Average	0.12%	8.55%	(9.84)%

Class C Shares	1.43%	7.90%	(11.20)%
Class I Shares	1.98%	9.02%	(10.30)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.72%	2.37%	1.32%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10	NUVEEN

Holding

Summaries as of March 31, 2017

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation

(% of net assets)

Repurchase Agreements	16.6%
U.S. Government and Agency Obligations	86.5%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%

Commodity Group Weightings1

Energy	32.2%
Industrial Metals	20.4%
Agriculturals	17.1%
Precious Metals	15.3%
Livestock	8.7%
Foods & Fibers	6.3%
Total	100%

Top Ten Commodity Holdings1

Crude Oil	16.2%
Gold	10.5%
Copper	8.3%
Aluminum	7.0%
Soybeans	6.9%
Natural Gas	6.7%
Live Cattle	5.2%
Corn	3.9%
Silver	3.5%
Unleaded Gas	3.3%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

NUVEEN	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.30	$1,019.80
Expenses Incurred During Period	$6.59	$10.35	$5.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.66	$1,019.65
Expenses Incurred During Period	$6.59	$10.35	$5.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	NUVEEN

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 103.1%

	REPURCHASE AGREEMENTS – 16.6%

$1,537	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $1,536,703, collateralized by $1,565,000 U.S. Treasury Bonds, 3.000%, due 5/15/45, value $1,571,313	0.090%	4/03/17	N/A	$1,536,691

14,094	Repurchase Agreement with State Street Bank, dated 3/31/17, repurchase price $14,093,934, collateralized by $14,650,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $14,376,704 (3)	0.050%	4/03/17	N/A	14,093,875
15,631	Total Repurchase Agreements (cost $15,630,566)				15,630,566

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 86.5%

2,000	Fannie Mae Notes	0.875%	8/28/17	Aaa	1,999,730

2,600	Federal Home Loan Bank Bonds	0.625%	4/26/17	Aaa	2,600,060

5,000	Federal Home Loan Bank Bonds	1.070%	4/27/17	N/R	5,001,704

6,000	Federal Home Loan Bank Bonds	4.875%	5/17/17	Aaa	6,030,510

420	Federal Home Loan Bank Bonds	0.625%	5/30/17	Aaa	419,885

1,000	Federal Home Loan Bank Bonds	1.000%	6/09/17	Aaa	1,000,300

1,910	Federal Home Loan Mortgage Corporation, Notes	5.125%	11/17/17	Aaa	1,958,823

2,200	Freddie Mac Reference Notes	1.000%	6/29/17	Aaa	2,200,730

4,190	Freddie Mac Reference Notes	1.000%	7/28/17	Aaa	4,191,500

4,000	Freddie Mac Reference Notes	1.000%	9/29/17	Aaa	4,000,844

550	Freddie Mac Reference Notes	1.000%	12/15/17	AAA	549,925

5,300	U.S. Treasury Bills (3)	0.000%	9/21/17	N/R	5,277,846

5,400	U.S. Treasury Notes	0.500%	4/30/17	Aaa	5,399,352

3,500	U.S. Treasury Notes	0.625%	7/31/17	Aaa	3,497,536

5,000	U.S. Treasury Notes	0.875%	8/15/17	Aaa	5,000,390

4,500	U.S. Treasury Notes	0.875%	10/15/17	Aaa	4,498,241

5,100	U.S. Treasury Notes	0.750%	10/31/17	Aaa	5,094,022

5,100	U.S. Treasury Notes	0.875%	11/15/17	Aaa	5,097,210

4,500	U.S. Treasury Notes	0.625%	11/30/17	Aaa	4,489,277

4,500	U.S. Treasury Notes	1.000%	12/15/17	Aaa	4,499,825

3,700	U.S. Treasury Notes	0.875%	1/15/18	Aaa	3,695,664

2,680	U.S. Treasury Notes	3.500%	2/15/18	Aaa	2,736,114

2,500	United States of America Treasury Inflation Indexed Obligations	1.875%	9/30/17	Aaa	2,511,620
$81,650	Total U.S. Government and Agency Obligations (cost $81,797,091)				81,751,108
	Total Short-Term Investments (cost $97,427,657)				97,381,674
	Other Assets Less Liabilities – (3.1)% (4)				(2,889,381)
	Net Assets – 100%				$94,492,293

NUVEEN	13

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2017 (Unaudited)

Investments in Derivatives as of March 31, 2017 (5)

Futures Contracts

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	July 2017	52	$2,797,080	$20,800	$(13,354)

	ICE Brent Crude Oil Futures Contract	Long	September 2017	53	2,866,770	20,670	(134,646)

	ICE Brent Crude Oil Futures Contract	Long	November 2017	27	1,462,590	10,530	46,347

	NYMEX WTI Crude Oil Futures Contract	Long	May 2017	49	2,479,400	12,250	(171,425)

	NYMEX WTI Crude Oil Futures Contract	Long	July 2017	40	2,056,800	12,800	(129,828)

	NYMEX WTI Crude Oil Futures Contract	Long	September 2017	69	3,576,960	22,080	(128,470)
	Total Crude Oil			290	15,239,600	99,130	(531,376)

	Gas Oil

	ICE Gas Oil Futures Contract	Long	June 2017	46	2,172,350	(2,225)	(21,484)

	ICE Gas Oil Futures Contract	Long	July 2017	19	900,600	(475)	(24,350)
	Total Gas Oil			65	3,072,950	(2,700)	(45,834)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	July 2017	7	462,932	4,145	(22,985)

	NYMEX NY Harbor ULSD Futures Contract	Long	July 2017	31	2,068,357	18,488	(43,221)
	Total Heating Oil			38	2,531,289	22,633	(66,206)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	May 2017	38	1,212,200	(368)	26,132

	NYMEX Natural Gas Futures Contract	Long	July 2017	58	1,923,280	(598)	103,869

	NYMEX Natural Gas Futures Contract	Long	September 2017	97	3,218,460	(2,925)	109,680
	Total Natural Gas			193	6,353,940	(3,891)	239,681

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	May 2017	9	643,734	7,295	(34,927)

	NYMEX Gasoline RBOB Futures Contract	Long	July 2017	18	1,274,011	12,550	(10,462)

	NYMEX Gasoline RBOB Futures Contract	Long	September 2017	17	1,175,173	11,852	(2,418)
	Total Unleaded Gas			44	3,092,918	31,697	(47,807)
	Total Energy			630	30,290,697	146,869	(451,542)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	May 2017	120	5,877,750	(29,500)	567,768

	LME Primary Aluminum Futures Contract	Short	May 2017	(89)	(4,359,331)	22,250	(284,331)

	LME Primary Aluminum Futures Contract	Long	July 2017	95	4,669,250	(22,669)	298,456

	LME Primary Aluminum Futures Contract	Short	July 2017	(61)	(2,998,150)	14,869	(89,350)

	LME Primary Aluminum Futures Contract	Long	September 2017	70	3,446,187	(16,331)	86,369
	Total Aluminum			135	6,635,706	(31,381)	578,912

14	NUVEEN

Investments in Derivatives as of March 31, 2017 (5) (continued)

Futures Contracts (continued)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Copper

	LME Copper Futures Contract	Long	May 2017	27	$1,790,438	$(12,340)	$(16,534)

	LME Copper Futures Contract	Long	May 2017	50	7,291,250	(150,000)	662,231

	LME Copper Futures Contract	Short	May 2017	(37)	(5,395,525)	111,000	(3,456)

	LME Copper Futures Contract	Long	July 2017	32	4,675,200	(94,400)	(30,894)

	LME Copper Futures Contract	Short	July 2017	(32)	(4,675,200)	94,400	116,738

	LME Copper Futures Contract	Long	September 2017	31	4,535,688	(91,062)	(110,475)

	LME Copper Futures Contract	Short	September 2017	(3)	(438,938)	8,813	6,988
	Total Copper			68	7,782,913	(133,589)	624,598

	Lead

	LME Lead Futures Contract	Long	May 2017	21	1,227,188	(6,300)	26,637

	LME Lead Futures Contract	Short	May 2017	(21)	(1,227,188)	6,300	(34,526)

	LME Lead Futures Contract	Long	July 2017	18	1,054,012	(5,175)	41,012

	LME Lead Futures Contract	Short	July 2017	(11)	(644,119)	3,163	7,731

	LME Lead Futures Contract	Long	September 2017	13	762,288	(3,412)	(3,100)

	LME Lead Futures Contract	Short	September 2017	(1)	(58,638)	263	263
	Total Lead			19	1,113,543	(5,161)	38,017

	Nickel

	LME Nickel Futures Contract	Long	May 2017	23	1,379,586	(14,520)	(38,765)

	LME Nickel Futures Contract	Short	May 2017	(11)	(659,802)	7,260	78,270

	LME Nickel Futures Contract	Long	July 2017	10	602,250	(6,570)	(66,858)

	LME Nickel Futures Contract	Short	July 2017	(10)	(602,250)	6,570	37,290

	LME Nickel Futures Contract	Long	September 2017	12	725,508	(7,326)	(37,161)
	Total Nickel			24	1,445,292	(14,586)	(27,224)

	Zinc

	LME Zinc Futures Contract	Long	May 2017	21	1,451,625	(52,762)	130,206

	LME Zinc Futures Contract	Short	May 2017	(21)	(1,451,625)	52,763	(25,463)

	LME Zinc Futures Contract	Long	July 2017	32	2,219,600	(76,725)	28,025

	LME Zinc Futures Contract	Short	July 2017	(23)	(1,595,338)	56,925	33,863

	LME Zinc Futures Contract	Long	September 2017	24	1,666,800	(56,350)	(33,651)

	LME Zinc Futures Contract	Short	September 2017	(1)	(69,450)	2,450	688
	Total Zinc			32	2,221,612	(73,699)	133,668
	Total Industrial Metals			278	19,199,066	(258,416)	1,347,971

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	May 2017	160	2,914,000	53,142	(92,015)

	CBOT Corn Futures Contract	Long	July 2017	40	743,500	13,225	(31,496)
	Total Corn			200	3,657,500	66,367	(123,511)

NUVEEN	15

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2017 (Unaudited)

Investments in Derivatives as of March 31, 2017 (5) (continued)

Futures Contracts (continued)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Agriculturals (continued)	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	May 2017	44	$1,356,960	$(27,188)	$(142,625)

	CBOT Soybean Meal Futures Contract	Long	July 2017	45	1,403,100	(27,824)	(100,019)
	Total Soybean Meal			89	2,760,060	(55,012)	(242,644)

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	December 2017	18	350,244	(1,728)	(8,466)

	CBOT Soybean Oil Futures Contract	Long	July 2017	27	519,534	(3,565)	(31,750)
	Total Soybean Oil			45	869,778	(5,293)	(40,216)

	Soybeans

	CBOT Soybean Futures Contract	Long	May 2017	121	5,723,300	(100,236)	(688,559)

	CBOT Soybean Futures Contract	Long	July 2017	8	382,800	(6,500)	(38,347)
	Total Soybeans			129	6,106,100	(106,736)	(726,906)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	May 2017	27	567,675	4,256	(55,674)

	CBOT Wheat Futures Contract	Long	May 2017	91	1,940,575	24,545	(97,157)

	MGEX Red Spring Wheat Futures Contract	Long	May 2017	4	106,850	(1,850)	(4,157)

	MGEX Red Spring Wheat Futures Contract	Long	July 2017	2	54,225	(725)	(1,438)
	Total Wheat			124	2,669,325	26,226	(158,426)
	Total Agriculturals			587	16,062,763	(74,448)	(1,291,703)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	August 2017	79	9,910,550	23,225	64,324

	Palladium

	NYMEX Palladium Futures Contract	Long	June 2017	7	558,705	425	17,011

	Platinum

	NYMEX Platinum Futures Contract	Long	July 2017	14	666,680	(2,310)	(34,497)

	Silver

	CEC Silver Futures Contract	Long	July 2017	36	3,299,760	8,284	82,561
	Total Precious Metals			136	14,435,695	29,624	129,399

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	May 2017	23	481,850	(263)	11,485

	ICE Cocoa Futures Contract	Long	July 2017	15	314,700	(185)	(12,953)
	Total Cocoa			38	796,550	(448)	(1,468)

16	NUVEEN

Investments in Derivatives as of March 31, 2017 (5) (continued)

Futures Contracts (continued)

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (7)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Foods & Fibers (continued)	Coffee

	ICE Coffee C Futures Contract	Long	May 2017	4	$208,950	$—	$(10,950)

	ICE Coffee C Futures Contract	Long	July 2017	10	531,188	(188)	(33,448)

	ICE Coffee C Futures Contract	Long	September 2017	10	540,000	(188)	(13,294)

	LIFFE Coffee Robusta Futures Contract	Long	July 2017	10	217,100	(800)	(1,998)

	LIFFE Coffee Robusta Futures Contract	Long	September 2017	2	43,580	(140)	(77)
	Total Coffee			36	1,540,818	(1,316)	(59,767)

	Cotton

	ICE Cotton Futures Contract	Long	May 2017	24	927,960	13,200	10,074

	ICE Cotton Futures Contract	Long	December 2017	11	407,495	2,200	(3,764)
	Total Cotton			35	1,335,455	15,400	6,310

	Sugar

	ICE Sugar 11 Futures Contract	Long	May 2017	58	1,088,730	(3,191)	(251,713)

	ICE Sugar 11 Futures Contract	Long	July 2017	27	510,452	(1,738)	(107,057)

	ICE Sugar 11 Futures Contract	Long	October 2017	22	421,590	(1,868)	(71,812)

	ICE Sugar Futures Contract	Long	May 2017	4	95,440	(360)	(13,290)

	ICE Sugar Futures Contract	Long	August 2017	4	95,000	(340)	(13,777)
	Total Sugar			115	2,211,212	(7,497)	(457,649)
	Total Foods & Fibers			224	5,884,035	6,139	(512,574)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	May 2017	17	1,127,950	10,838	75,417

	CME Feeder Cattle Futures Contract	Long	August 2017	5	334,375	2,250	12,714
	Total Feeder Cattle			22	1,462,325	13,088	88,131

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	June 2017	30	886,200	(4,800)	(49,463)

	CME Lean Hogs Futures Contract	Long	July 2017	25	740,250	(3,500)	(40,909)

	CME Lean Hogs Futures Contract	Long	August 2017	6	177,000	(720)	(11,471)
	Total Lean Hogs			61	1,803,450	(9,020)	(101,843)

	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2017	38	1,685,300	—	50,349

	CME Live Cattle Futures Contract	Long	August 2017	40	1,708,000	400	62,029

	CME Live Cattle Futures Contract	Long	October 2017	36	1,535,400	1,080	36,242
	Total Live Cattle			114	4,928,700	1,480	148,620
	Total Livestock			197	8,194,475	5,548	134,908
	Total Futures Contracts			2,052	$94,066,731	$(144,684)	$(643,541)

NUVEEN	17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	March 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(7)	Total Number of Contracts and Notional Amount at Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

18	NUVEEN

Consolidated Statement of

Assets and Liabilities	March 31, 2017 (Unaudited)

Assets
Short-term investments, at value (cost $97,427,657)	$97,381,674
Deposits with brokers for open futures contracts	1,592,160
Receivable for:
Interest	308,374
Shares sold	2,258,665
Variation margin on futures contracts	697,556
Other assets	28,720
Total assets	102,267,149
Liabilities
Cash overdraft	5,277,167
Payable for:
Shares redeemed	1,460,645
Variation margin on futures contracts	842,240
Accrued expenses:
Management fees	52,356
Trustees fees	3,021
12b-1 distribution and service fees	2,334
Other	137,093
Total liabilities	7,774,856
Net assets	$94,492,293
Class A Shares
Net assets	$9,562,968
Shares outstanding	817,797
Net asset value (“NAV”) per share	$11.69
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.40
Class C Shares
Net assets	$367,972
Shares outstanding	32,436
NAV and offering price per share	$11.34
Class I Shares
Net assets	$84,561,353
Shares outstanding	7,140,504
NAV and offering price per share	$11.84
Net Assets Consist of:
Capital paid-in	$92,537,782
Undistributed (Over-distribution of) net investment income	(177,105)
Accumulated net realized gain (loss)	2,821,140
Net unrealized appreciation (depreciation)	(689,524)
Net assets	$94,492,293
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	19

Consolidated Statement of

Operations	Six Months Ended March 31, 2017 (Unaudited)

Interest Income	$270,536
Expenses
Management fees	434,006
12b-1 service fees – Class A Shares	11,701
12b-1 distribution and service fees – Class C Shares	1,900
Shareholder servicing agent fees	30,087
Custodian fees	68,062
Trustees fees	7,677
Professional fees	24,567
Shareholder reporting expenses	14,797
Federal and state registration fees	31,496
Other	4,288
Total expenses before fee waiver/expense reimbursement	628,581
Fee waiver/expense reimbursement	(135,566)
Net expenses	493,015
Net investment income (loss)	(222,479)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,393
Futures contracts	2,834,698
Change in net unrealized appreciation (depreciation) of:
Investments	(80,644)
Futures contracts	(973,013)
Net realized and unrealized gain (loss)	1,790,434
Net increase (decrease) in net assets from operations	$1,567,955

See accompanying notes to financial statements.

20	NUVEEN

Consolidated Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$(222,479)	$(934,104)
Net realized gain (loss) from:
Investments	9,393	(22,775)
Futures contracts	2,834,698	(36,395,636)
Change in net unrealized appreciation (depreciation) of:
Investments	(80,644)	(85,925)
Futures contracts	(973,013)	9,371,431
Net increase (decrease) in net assets from operations	1,567,955	(28,067,009)
Fund Share Transactions
Proceeds from sale of shares	20,514,804	94,408,521
Cost of shares redeemed	(12,497,895)	(213,924,729)
Net increase (decrease) in net assets from Fund share transactions	8,016,909	(119,516,208)
Net increase (decrease) in net assets	9,584,864	(147,583,217)
Net assets at the beginning of period	84,907,429	232,490,646
Net assets at the end of period	$94,492,293	$84,907,429
Undistributed (Over-distribution of) net investment income at the end of period	$(177,105)	$45,374

See accompanying notes to financial statements.

NUVEEN	21

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2017(f)	$11.48	$(0.04)	$0.25	$0.21	$—	$—	$—	$11.69
2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48
2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
2012(d)	20.00	(0.04)	0.75	0.71	—	—	—	20.71
Class C (7/12)
2017(f)	11.18	(0.08)	0.24	0.16	—	—	—	11.34
2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
2012(d)	20.00	(0.07)	0.75	0.68	—	—	—	20.68
Class I (7/12)
2017(f)	11.61	(0.03)	0.26	0.23	—	—	—	11.84
2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95
2012(d)	20.00	(0.03)	0.75	0.72	—	—	—	20.72

22	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.83%	$9,563	1.61	%*	(1.02)%*	1.31	%*	(0.71)%*	0%
(5.44)	9,252	1.72		(1.18)	1.31		(0.78)	0
(27.52)	672	1.53		(1.41)	1.31		(1.20)	0
(6.48)	496	2.00		(1.91)	1.32		(1.23)	0
(12.16)	388	3.07		(2.96)	1.32		(1.21)	0
3.55	52	8.75	*	(8.63)*	1.32	*	(1.20)*	0

1.43	368	2.36	*	(1.76)*	2.06	*	(1.47)*	0
(6.13)	391	2.37		(1.94)	2.06		(1.63)	0
(28.12)	620	2.29		(2.18)	2.06		(1.96)	0
(6.96)	952	2.81		(2.73)	2.07		(1.98)	0
(12.81)	74	3.58		(3.47)	2.07		(1.96)	0
3.40	52	9.51	*	(9.40)*	2.07	*	(1.95)*	0

1.98	84,561	1.36	*	(0.76)*	1.06	*	(0.46)*	0
(5.15)	75,265	1.32		(0.96)	1.06		(0.70)	0
(27.40)	231,199	1.26		(1.14)	1.06		(0.94)	0
(6.07)	58,234	1.83		(1.75)	1.07		(0.98)	0
(11.91)	18,521	2.62		(2.51)	1.07		(0.96)	0
3.60	7,147	8.52	*	(8.40)*	1.07	*	(0.95)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(f)	For the six months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	23

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”), as diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Investment Objectives

The Fund’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Subsidiary

The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

24	NUVEEN

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NUVEEN	25

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”). These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S.

26	NUVEEN

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$15,630,566	$—	$15,630,566
U.S. Government and Agency Obligations	—	81,751,108	—	81,751,108
Investments in Derivatives:
Futures Contracts*	(643,541)	—	—	(643,541)
Total	$(643,541)	$97,381,674	$—	$96,738,133
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,536,691	$(1,536,691)	$—
State Street Bank	14,093,875	(14,093,875)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in commodity futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$106,363,899
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$738,899	Payable for variation margin on futures contracts*	$2,091,870
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(1,419,918)	Payable for variation margin on futures contracts*	(2,054,392)
Total			$(681,019)		$37,478
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

28	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$2,834,698	$(973,013)

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

4. Fund Shares

Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/17		Year Ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	198,511	$2,355,038	875,515	$9,628,333
Class C	3,519	40,978	13,984	157,890
Class I	1,514,628	18,118,788	7,552,955	84,622,298
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	1,716,658	20,514,804	8,442,454	94,408,521
Shares redeemed:
Class A	(186,628)	(2,209,857)	(124,931)	(1,401,977)
Class C	(6,058)	(69,310)	(31,011)	(340,794)
Class I	(856,253)	(10,218,728)	(19,955,257)	(212,181,958)
	(1,048,939)	(12,497,895)	(20,111,199)	(213,924,729)
Net increase (decrease)	667,719	$8,016,909	(11,668,745)	$(119,516,208)

5. Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiary does not make the distributions, or does not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

30	NUVEEN

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$97,427,657
Gross unrealized:
Appreciation	$757
Depreciation	(46,740)
Net unrealized appreciation (depreciation) of investments	$(45,983)

Permanent differences, primarily due to calculation of taxable income from the Subsidiary and net operating losses, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$6,233,699
Undistributed (Over-distribution of) net investment income	(6,233,523)
Accumulated net realized gain (loss)	(176)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$22,951
Late-year ordinary losses[3]	357,258
[2]	Capital losses incurred from November 1, 2015 through September 30, 2016, the Fund’s last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through September 30, 2016, and/or specified losses incurred from November 1, 2015 through September 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For net assets over $2 billion	0.7250

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee rate for each Fund was 0.1613%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund’s average net assets. The expense limitation may be terminated or modified prior to January 31, 2018 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$773
Paid to financial intermediaries	670

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$410

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$280

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$—

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the

32	NUVEEN

Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$94,492,293
Subsidiary % of Fund net assets	16.41%

Consolidated Financial Statement Information
Total assets	$16,185,590
Total liabilities	678,089
Net assets	15,507,501
Total investment income	2,613
Net investment income (loss)	(52,419)
Net realized gain (loss) from futures contracts	2,834,698
Change in net unrealized appreciation (depreciation) of futures contracts	(973,013)
Increase (decrease) in net assets	858,565

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

10. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

NUVEEN	33

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

34	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

NUVEEN	35

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRESH-0317P        157271

Mutual Funds

Nuveen Commodity Strategy Fund

Semi-Annual Report March 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Gresham Long/Short Commodity Strategy Fund

This Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund’s sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Fund’s commodity investments and Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper, from Nuveen Asset Management manages the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while Chris, Wan-Chong and Chad have managed the Fund since December 1, 2015. John Clarke has managed the Fund since March 18, 2016.

During February 2017, the Fund Board approved the liquidation of the Fund. The liquidation took place after the close of business on April 24, 2017 (subsequent to the close of this reporting period), at which time shareholders received the proceeds of the liquidation.

Here the managers review key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2017.

How did the Fund perform during the six-month reporting period ended March 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Fund for the six-month, one-year and since inception periods ending March 31, 2017. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”), the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and its Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2017 and how did these strategies influence performance?

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Bloomberg Commodity Index, the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and its Lipper classification average for the six-month reporting period ended March 31, 2017.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return. Because the Fund takes long and short positions, its performance will usually differ from the overall commodity market, causing it to underperform in comparison to commodity funds when commodities’ performance is strong across the board or to outperform when commodities as a whole are performing poorly. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets and a multi-sector, short-term bond strategy that includes the investment in up to 10% in securities rated below investment grade and in foreign issuers rated investment grade from developed countries.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

commodities and groups. After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund was long in all livestock commodities and long in all industrial metals except nickel, which was short. In agriculture, the Fund held short positions across most commodities, with a long position in Chicago wheat and no exposure to Minneapolis wheat. The Fund’s precious metals and foods and fibers positions were composed of a mix a long and short positions. The Fund held flat positions across the energy group, except for a short position in natural gas. Flat means that instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash. In comparison, the Index holds only long positions. During the reporting period, the Fund underperformed the Index on an absolute basis in all of the sectors, except in foods and fibers, where the Fund outperformed the Index.

The Fund’s absolute return underperformed the most in the livestock group. Live cattle, feeder cattle (which are not represented in the Index) and lean hogs futures saw bouts of strong price appreciation early in the reporting period, which were detrimental to the Fund’s short positions at the time. In the agriculture group, all of the Fund’s individual commodity positions underperformed the Index, offsetting outperformance in its soybean oil position. The Fund benefited from holding a primarily long soybean oil position in the fourth quarter of 2016 when prices were rising and a generally short position in the first quarter of 2017 while prices declined. The industrial metals group was a positive performer for the Fund, but the gains fell short of the Index’s. Part of the relative lag was attributable to the Fund’s more pronounced loss in nickel, where unfavorable timing on its position changes during the strong price volatility seen in the first quarter hampered performance. In the energy group, the Fund’s long positions in crude oil contracts were hurt by a price downturn in the first three months of 2017, contributing to modest relative underperformance of the Fund’s overall energy position. Also slightly trailing the Index group was the Fund’s precious metals position. The Fund’s gold position kept pace with that of the Index, silver underperformed considerably and the Fund registered losses in both platinum and palladium, two precious metals commodities not held by the Index.

Conversely, the Fund’s foods and fibers position strongly outperformed the Index’s allocation. Within the group, the Fund’s sugar and cocoa exposures performed very well, while sugar posted a sharp decline in the Index and cocoa is not represented in the Index. The Fund’s short position in cocoa profited from falling prices in the fourth quarter of 2016, and its short position in sugar was advantageous during sugar’s price decline in the first quarter of 2017.

A portion of the Fund’s portfolio is managed using Nuveen’s multi-sector, short-term bond strategy. This strategy invests predominantly in securities rated investment grade and is benchmarked against the Bloomberg Barclays 1-3 Government/Credit Index. The holdings in the Fund’s fixed income portfolio are split between investment grade corporates, U.S. Treasuries/agencies and securitized assets, which include asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (MBS). During the six-month reporting period, we kept the portfolio’s exposure to investment grade corporates fairly constant, while modestly decreasing its weighting in the three securitized sectors. At the same time, we modestly added to U.S. Treasuries/agencies, while still remaining significantly underweight in this segment versus the benchmark, which is comprised of approximately 66% U.S. Treasury and agency securities. The fixed income portfolio’s greater emphasis on spread sectors proved helpful because these segments outpaced Treasuries. Exposure to investment grade corporate bonds was particularly beneficial during the reporting period, mainly due to an overweight to industrials and financials and emphasis on BBB rated paper. Short-duration ABS and CMBS also provided positive excess returns versus Treasuries as demand remained strong for high quality, liquid paper. ABS showed relative strength in the face of a heavy new-issuance calendar in the second half of the reporting period, mainly due to strong consumer health and low volatility. The CMBS segment experienced high levels of issuance early in the reporting period, but supply was lower in the first three months of 2017 as investors continued to digest regulatory changes in the sector. Given our forecast for modestly higher short-term rates, we continued to target a portfolio duration that was slightly short to the benchmark and tactically managed at just under 1.5 years. This positioning modestly benefited performance as yields at the front end of the Treasury curve rose to seven-year highs based on constructive domestic economic data and continued moves by the Federal Reserve to normalize monetary policy.

6	NUVEEN

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

NUVEEN	7

THIS PAGE INTENTIONALLY LEFT BLANK

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(4.74)%	(6.37)%	(2.91)%
Class A Shares at maximum Offering Price	(10.22)%	(11.75)%	(4.13)%
Bloomberg Commodity Index	0.27%	8.71%	(10.69)%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	0.02%	0.71%	0.89%
Barclay BTOP50 Index	(4.30)%	(8.12)%	0.24%
Lipper Commodities General Funds Classification Average	0.12%	8.55%	(9.84)%

Class C Shares	(5.13)%	(7.10)%	(3.66)%
Class I Shares	(4.64)%	(6.15)%	(2.68)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.35%	5.10%	4.11%
Net Expense Ratios	1.71%	2.46%	1.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10	NUVEEN

Holding

Summaries as of March 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Gresham Long/Short Commodity Strategy Fund

Fund Allocation

(% of net assets)

Corporate Bonds	32.4%
Asset-Backed and Mortgage-Backed Securities	15.3%
U.S. Government and Agency Obligations	37.6%
Repurchase Agreements	13.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Commodity Group Weightings1

Energy	9.2%
Industrial Metals	43.2%
Agriculturals	18.4%
Precious Metals	9.2%
Livestock	12.5%
Foods & Fibers	7.5%
Total	100%

Top Five Long Commodity Holdings1

Copper	9.7%
Zinc	7.9%
Live Cattle	7.7%
Lead	6.7%
Aluminum	6.6%

Top Five Short Commodity Holdings1

Natural Gas	9.2%
Soybeans	6.4%
Lead	5.6%
Zinc	4.3%
Gold	4.8%

Long/Short Weightings[1]	Long	Short
Energy	0.0%	9.2%
Industrial Metals	31.0%	12.2%
Agriculturals	2.6%	15.8%
Precious Metals	3.5%	5.7%
Livestock	12.5%	0.0%
Foods & Fibers	1.8%	5.7%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long and short allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

NUVEEN	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Long/Short Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$952.60	$948.70	$953.60
Expenses Incurred During Period	$8.32	$11.95	$7.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.40	$1,012.67	$1,017.65
Expenses Incurred During Period	$8.60	$12.34	$7.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, 2.46% and 1.46% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	NUVEEN

Nuveen Gresham Long/Short Commodity Fund

Consolidated Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 85.3%

	CORPORATE BONDS – 32.4%

	Automobiles – 0.2%

$15	General Motors Financial Company Inc.	3.200%	7/13/20	BBB	$15,256

	Banks – 7.5%

60	Bank of America Corporation	5.650%	5/01/18	A	62,422

20	Bank of Montreal	1.500%	7/18/19	Aa3	19,791

25	BB&T Corporation	2.450%	1/15/20	A+	25,253

80	Citigroup Inc.	1.700%	4/27/18	A	80,030

20	Fifth Third Bancorp.	4.500%	6/01/18	A–	20,554

45	General Electric Capital Corporation	5.625%	5/01/18	AA–	47,047

25	HSBC USA Inc.	2.750%	8/07/20	AA–	25,262

60	JPMorgan Chase & Company	1.850%	3/22/19	A+	60,012

25	KeyCorp.	2.300%	12/13/18	A–	25,143

15	PNC Bank NA	2.400%	10/18/19	A+	15,125

25	Santander UK PLC	3.050%	8/23/18	Aa3	25,399

55	Wells Fargo & Company	2.125%	4/22/19	AA–	55,205
455	Total Banks				461,243

	Biotechnology – 0.6%

10	Biogen Inc.	2.900%	9/15/20	A–	10,177

25	Celgene Corporation	2.125%	8/15/18	BBB+	25,117
35	Total Biotechnology				35,294

	Capital Markets – 2.7%

25	Charles Schwab Corporation	1.500%	3/10/18	A	24,995

70	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	72,922

55	Morgan Stanley	2.125%	4/25/18	A	55,211

15	Nomura Holdings Incorporated	2.750%	3/19/19	A–	15,156
165	Total Capital Markets				168,284

	Chemicals – 1.2%

20	Eastman Chemical Company	2.700%	1/15/20	BBB	20,268

25	Ecolab Inc.	1.450%	12/08/17	A–	24,973

25	LyondellBasell Industries NV	5.000%	4/15/19	Baa1	26,329
70	Total Chemicals				71,570

	Commercial Services & Supplies – 0.3%

20	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	20,534

NUVEEN	13

Nuveen Gresham Long/Short Commodity Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Communications Equipment – 0.4%

$25	Cisco Systems, Inc.	1.650%	6/15/18	AA–	$25,077

	Consumer Finance – 0.7%

20	American Express Company	1.550%	5/22/18	A	19,973

25	Capital One Financial Corporation	2.450%	4/24/19	A–	25,142
45	Total Consumer Finance				45,115

	Diversified Financial Services – 1.7%

45	BNP Paribas	2.700%	8/20/18	A1	45,468

25	Rabobank Nederland	2.250%	1/14/19	Aa2	25,162

20	Synchrony Financial	3.000%	8/15/19	BBB–	20,310

12	Voya Financial Inc.	2.900%	2/15/18	BBB	12,109
102	Total Diversified Financial Services				103,049

	Diversified Telecommunication Services – 1.7%

55	AT&T, Inc.	2.300%	3/11/19	A–	55,263

15	Orange SA	1.625%	11/03/19	BBB+	14,787

35	Verizon Communications	3.650%	9/14/18	A–	35,918
105	Total Diversified Telecommunication Services				105,968

	Equity Real Estate Investment Trusts – 0.6%

15	American Tower Company	4.500%	1/15/18	BBB	15,320

20	Realty Income Corporation	2.000%	1/31/18	BBB+	20,034
35	Total Equity Real Estate Investment Trusts				35,354

	Food & Staples Retailing – 1.1%

25	CVS Health Corporation	2.250%	12/05/18	BBB+	25,161

15	Sysco Corporation	2.600%	10/01/20	A3	15,123

25	Walgreens Boots Alliance, Inc.	2.700%	11/18/19	BBB	25,332
65	Total Food & Staples Retailing				65,616

	Food Products – 1.3%

40	Bunge Limited Finance Company	3.500%	11/24/20	BBB	41,037

20	Kraft Heinz Foods Company	2.000%	7/02/18	BBB–	20,048

20	Tyson Foods	2.650%	8/15/19	BBB	20,218
80	Total Food Products				81,303

	Health Care Providers & Services – 0.9%

25	Cardinal Health Inc.	2.400%	11/15/19	A–	25,157

15	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	15,820

15	Wellpoint Inc.	1.875%	1/15/18	A	15,012
55	Total Health Care Providers & Services				55,989

	Household Durables – 0.1%

3	Newell Brands Inc.	2.600%	3/29/19	BBB–	3,037

14	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 2.3%

$25	AFLAC Insurance	2.400%	3/16/20	A–	$25,271

25	American International Group, Inc.	3.375%	8/15/20	BBB+	25,639

25	Berkshire Hathaway Finance Corporation	2.000%	8/15/18	AA	25,183

20	Hartford Financial Services Group Inc.	5.500%	3/30/20	BBB+	21,762

25	Lincoln National Corporation	6.250%	2/15/20	A–	27,552

15	Prudential Financial Inc.	4.500%	11/15/20	A	16,092
135	Total Insurance				141,499

	Internet and Direct Marketing Retail – 0.3%

20	Amazon.com Incorporated	2.600%	12/05/19	AA–	20,395

	Internet Software & Services – 0.4%

25	eBay Inc.	2.500%	3/09/18	BBB+	25,190

	IT Services – 0.4%

25	Visa Inc.	2.200%	12/14/20	A+	25,095

	Leisure Products – 0.3%

20	Carnival Corporation	3.950%	10/15/20	A–	21,040

	Machinery – 0.6%

25	Caterpillar Financial Services Corporation	2.000%	3/05/20	A	24,930

15	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/01/20	BBB	15,138
40	Total Machinery				40,068

	Media – 1.2%

25	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	26,666

20	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	20,718

15	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	15,437

10	Discovery Communications Inc.	5.050%	6/01/20	BBB–	10,813
70	Total Media				73,634

	Metals & Mining – 0.4%

25	StatOilHydro ASA	5.250%	4/15/19	Aa3	26,646

	Multi-Utilities – 0.2%

10	Dominion Resources Inc.	1.600%	8/15/19	BBB+	9,874

	Oil, Gas & Consumable Fuels – 1.2%

25	BP Capital Markets PLC	2.241%	9/26/18	A2	25,177

25	Chevron Corporation	1.961%	3/03/20	Aa2	24,998

25	Total Capital SA	2.125%	8/10/18	Aa3	25,146
75	Total Oil, Gas & Consumable Fuels				75,321

	Pharmaceuticals – 0.7%

20	McKesson Corporation	2.284%	3/15/19	BBB+	20,111

NUVEEN	15

Nuveen Gresham Long/Short Commodity Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals (continued)

$15	Merck & Company Inc.	1.300%	5/18/18	AA	$14,995

10	Teva Pharmaceutical Finance III	1.700%	7/19/19	BBB	9,885
45	Total Pharmaceuticals				44,991

	Road & Rail – 0.4%

25	Burlington Northern Santa Fe Corporation	5.750%	3/15/18	A	25,996

	Software – 0.5%

15	Microsoft Corporation	1.850%	2/06/20	AAA	15,032

15	Total System Services Inc.	2.375%	6/01/18	BBB–	15,062
30	Total Software				30,094

	Specialty Retail – 0.2%

15	Hyundai Capital America, 144A	2.400%	10/30/18	A–	15,064

	Technology Hardware, Storage & Peripherals – 0.6%

20	Apple Inc.	2.100%	5/06/19	AA+	20,215

15	Hewlett Packard Enterprise Co	3.100%	10/05/18	BBB+	15,178
35	Total Technology Hardware, Storage & Peripherals				35,393

	Tobacco – 0.8%

25	Philip Morris International	1.375%	2/25/19	A	24,836

25	Reynolds American Inc.	3.250%	6/12/20	BBB	25,648
50	Total Tobacco				50,484

	Wireless Telecommunication Services – 0.9%

25	Rogers Communications Inc.	6.800%	8/15/18	BBB+	26,682

25	Vodafone Group PLC	4.375%	3/16/21	BBB+	26,539
50	Total Wireless Telecommunication Services				53,221
$1,970	Total Corporate Bonds (cost $2,006,137)				2,006,694

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 15.3%

$20	Ally Auto Receivables Trust 2014-2	1.250%	04/15/19	AAA	$20,362

89	Ally Auto Receivables Trust, Series 2015 -1	1.390%	09/16/19	AAA	89,194

50	Capital One Multi Asset Execution Trust, Series 2015-A1	1.390%	01/15/21	AAA	49,978

50	Capital One Multi-Asset Execution Trust, Card Series 2014 A5	1.480%	07/15/20	AAA	50,048

6	CarMax Auto Owner Trust, Series 2014-1	0.790%	10/15/18	Aaa	6,347

100	Chase Issuance Trust, Series 2015-A5	1.360%	04/15/20	AAA	99,899

100	CitiBank Credit Card Issuance Trust 2007-A8	5.650%	09/20/19	AAA	102,016

60	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	59,293

100	Discover Card Master Trust I 2007-A1	5.650%	03/16/20	AAA	101,920

63	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	63,264

16	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$61	Fannie Mae Alternative Credit Enhanced Securities	1.513%	12/25/17	Aaa	$61,155

33	Freddie Mac Structured Pass Through Certificates, Series K-502 A2	1.426%	08/25/17	AAA	32,988

10	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF	2.212%	12/15/34	AAA	10,107

33	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.949%	08/10/45	A2	33,037

34	Honda Auto Receivables Owner Trust 2015-3	1.040%	02/21/19	AAA	34,414

12	Hyundai Auto Receivables Trust, Series 2014-B	0.900%	12/17/18	AAA	11,733

13	Mortgage Asset Securitization Transaction Inc., Mortgage Pass Through Certificates, Series 2004-1	4.500%	02/25/19	AA+	12,572

30	Nissan Auto Receivables Owner Trust, Series 2013-B	1.310%	10/15/19	Aaa	30,264

11	Volkswagen Auto Loan Enhanced Trust, Series 2014-A	0.910%	10/22/18	Aaa	11,025

28	AEP Texas Central Transition Funding, Series 2012-1	0.880%	12/01/18	AAA	28,061

35	Energy Texas Restoration Funding LLC	3.650%	08/01/19	AAA	35,517
$938	Total Asset-Backed and Mortgage-Backed Securities (cost $951,341)				943,194

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 37.6%

$55	Fannie Mae Notes	1.000%	10/24/19	Aaa	$54,324

50	Fannie Mae Notes	1.500%	02/28/20	Aaa	49,915

80	Federal Home Loan Bank Bonds	0.625%	05/30/17	Aaa	79,978

60	Federal Home Loan Bank Bonds	1.625%	06/14/19	Aaa	60,257

265	Federal National Mortgage Association	1.000%	02/26/19	Aaa	263,357

60	Federal National Mortgage Association	0.875%	08/02/19	Aaa	59,213

60	Freddie Mac Notes	0.850%	07/27/18	Aaa	59,745

130	Freddie Mac Notes	1.500%	01/17/20	Aaa	129,778

55	Freddie Mac Reference Notes	0.875%	10/12/18	Aaa	54,697

200	United States of America Treasury Inflation Indexed Obligations	1.875%	09/30/17	Aaa	200,930

185	United States of America Treasury Inflation Indexed Obligations	1.125%	03/31/20	Aaa	182,846

200	United States Treasury Notes	0.875%	04/30/17	Aaa	200,032

270	United States Treasury Notes	0.750%	10/31/17	Aaa	269,684

210	United States Treasury Notes	0.750%	01/31/18	Aaa	209,491

30	United States Treasury Notes	1.000%	03/15/18	Aaa	29,977

75	United States Treasury Notes	1.500%	05/31/19	Aaa	75,311

275	United States Treasury Notes	0.875%	09/15/19	Aaa	271,605

75	United States Treasury Notes	1.500%	10/31/19	Aaa	75,138
$2,335	Total U.S. Government and Agency Obligations (cost $2,333,325)				2,326,278
	Total Long-Term Investments (cost $5,290,803)				5,276,166

NUVEEN	17

Nuveen Gresham Long/Short Commodity Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 13.3%

	REPURCHASE AGREEMENTS – 13.3%

$280	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/17, repurchase price $280,334 collateralized by $285,000 U.S. Treasury Bonds, 3.000%, 5/15/45, value $286,150	0.090%	4/03/17	N/A	$280,332

539	Repurchase Agreement with State Street Bank, dated 3/31/17, repurchase price $538,915 collateralized by $565,000 U.S. Treasury Notes, 1.500%, 1/31/22, value $554,460 (3)	0.050%	4/03/17	N/A	538,913
$819	Total Short-Term Investments (cost $819,245)				819,245
	Total Investments (cost $6,110,048) – 98.6%				6,095,411
	Other Assets Less Liabilities – 1.4% (4)				85,207
	Net Assets – 100%				$6,180,618

Investments in Derivatives as of March 31, 2017 (5)

Futures Contracts

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Energy	Natural Gas

	NYMEX Natural Gas Futures Contract	Short	May 2017	(15)	$(478,500)	$150	$(42,325)
	Total Energy			(15)	(478,500)	150	(42,325)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	June 2017	7	343,744	(1,750)	24,763

	Copper

	CEC Copper Futures Contract	Long	September 2017	1	67,063	(425)	(1,420)

	LME Copper Futures Contract	Long	April 2017	7	1,019,200	(21,175)	107,037

	LME Copper Futures Contract	Short	April 2017	(7)	(1,019,200)	21,175	6,025

	LME Copper Futures Contract	Long	May 2017	3	437,475	(9,000)	(8,700)

	LME Copper Futures Contract	Short	May 2017	(3)	(437,475)	9,000	13,725

	LME Copper Futures Contract	Long	June 2017	3	437,944	(8,963)	(13,500)
	Total Copper			4	505,007	(9,388)	103,167

	Lead

	LME Lead Futures Contract	Long	April 2017	6	350,362	(1,912)	5,175

	LME Lead Futures Contract	Short	April 2017	(5)	(291,969)	1,594	(8,725)

	LME Lead Futures Contract	Long	May 2017	2	116,875	(600)	2,913

	LME Lead Futures Contract	Short	May 2017	(2)	(116,875)	600	(5,725)

	LME Lead Futures Contract	Long	June 2017	1	58,500	(281)	813

	LME Lead Futures Contract	Short	June 2017	(1)	(58,500)	281	(106)
	Total Lead			1	58,393	(318)	(5,655)

18	NUVEEN

Investments in Derivatives as of March 31, 2017 (5) (continued)

Futures Contracts (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Industrial Metals (continued)	Nickel

	LME Nickel Futures Contract	Long	April 2017	2	$119,748	$(1,320)	$(4,884)

	LME Nickel Futures Contract	Short	April 2017	(2)	(119,748)	1,320	3,138

	LME Nickel Futures Contract	Short	May 2017	(1)	(59,982)	660	834

	LME Nickel Futures Contract	Long	June 2017	4	240,432	(2,640)	(21,288)

	LME Nickel Futures Contract	Short	June 2017	(4)	(240,432)	2,640	16,416
	Total Nickel			(1)	(59,982)	660	(5,784)

	Zinc

	LME Zinc Futures Contract	Long	April 2017	6	413,437	(15,338)	20,613

	LME Zinc Futures Contract	Short	April 2017	(4)	(275,625)	10,225	5,050

	LME Zinc Futures Contract	Long	June 2017	2	138,550	(4,975)	(5,713)

	LME Zinc Futures Contract	Short	June 2017	(2)	(138,550)	4,975	4,688
	Total Zinc			2	137,812	(5,113)	24,638
	Total Industrial Metals			13	984,974	(15,909)	141,129

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	May 2017	(12)	(218,550)	(4,050)	(1,887)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	May 2017	(5)	(154,200)	3,250	11,334

	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Short	May 2017	(4)	(76,272)	552	4,934

	Soybeans

	CBOT Soybean Futures Contracts	Short	May 2017	(7)	(331,100)	5,950	22,713

	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	May 2017	(2)	(42,050)	(325)	1,750

	CBOT Wheat Futures Contract	Long	September 2017	6	136,050	1,275	(5,775)
	Total Wheat			4	94,000	950	(4,025)
	Total Agriculturals			(24)	(686,122)	6,652	33,069

Precious Metals	Gold

	CEC Gold Futures Contract	Short	June 2017	(2)	(250,240)	(640)	(4,325)

	Platinum

	NYMEX Platinum Futures Contract	Short	July 2017	(1)	(47,620)	165	195

	Silver

	CEC Silver Futures Contract	Long	July 2017	2	183,320	510	13
	Total Precious Metals			(1)	(114,540)	35	(4,117)

NUVEEN	19

Nuveen Gresham Long/Short Commodity Fund (continued)

Portfolio of Investments	March 31, 2017 (Unaudited)

Investments in Derivatives as of March 31, 2017 (5) (continued)

Futures Contracts (continued):

Commodity Group	Contract	Contract Position (6)	Contract Expiration	Number of Contracts (7)	Notional Amount at Value (8)	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Short	May 2017	(3)	$(62,850)	$30	$(1,870)

	Coffee

	ICE Coffee C Futures Contract	Short	May 2017	(2)	(104,475)	—	9,909

	LIFFE Coffee Robusta Futures Contract	Long	September 2017	1	21,790	(70)	(876)
	Total Coffee			(1)	(82,685)	(70)	9,033

	Cotton

	ICE Cotton No. 2 Futures Contract	Long	December 2017	2	74,090	400	(812)

	Sugar

	ICE Sugar 11 Futures Contract	Short	May 2017	(7)	(131,398)	392	20,879
	Total Foods & Fibers			(9)	(202,843)	752	27,230

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	April 2017	2	133,950	1,400	8,301

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	August 2017	4	118,000	(480)	(7,471)

	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2017	9	399,150	—	16,317
	Total Livestock			15	651,100	920	17,147
	Total Futures Contracts			(21)	$154,069	$(7,400)	$172,133

20	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Other asset less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the statement of Assets and Liabilities.

(5)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiaries and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(6)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

(7)	The aggregate Numbers of Contracts for long and short futures contracts outstanding is 70 and (91), respectively.

(8)	The aggregate Notional Amount at Value for long and short futures contracts outstanding is $4,809,680 and $(4,655,611), respectively.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

NYMEX	New York Mercantile Exchange

See accompanying notes to financial statements.

NUVEEN	21

Consolidated Statement of

Assets and Liabilities	March 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $5,290,803)	$5,276,166
Short-term investments, at value (cost approximates value)	819,245
Deposits with brokers for open futures contracts	299,367
Receivable for:
Interest	22,628
Reimbursement from Adviser	13,652
Variation margin on futures contracts	66,544
Other assets	31,498
Total assets	6,529,100
Liabilities
Payable for:
Investments purchased	200,761
Variation margin on futures contracts	73,944
Accrued expenses:
Custodian fees	31,322
Professional fees	19,054
Shareholder reporting expenses	21,972
Trustees fees	41
12b-1 distribution and service fees	69
Other	1,319
Total liabilities	348,482
Net assets	$6,180,618
Class A Shares
Net assets	$98,327
Shares outstanding	6,004
Net asset value (“NAV”) per share	$16.38
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$17.38
Class C Shares
Net assets	$53,162
Shares outstanding	3,303
NAV and offering price per share	$16.09
Class I Shares
Net assets	$6,029,129
Shares outstanding	366,253
NAV and offering price per share	$16.46
Net Assets Consist of:
Capital paid-in	$6,440,548
Undistributed (Over-distribution of) net investment income	(23,943)
Accumulated net realized gain (loss)	(393,483)
Net unrealized appreciation (depreciation)	157,496
Net assets	$6,180,618
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22	NUVEEN

Consolidated Statement of

Operations	Six Months Ended March 31, 2017 (Unaudited)

Interest Income	$48,033
Expenses
Management fees	37,284
12b-1 service fees – Class A Shares	189
12b-1 distribution and service fees – Class C Shares	258
Shareholder servicing agent fees	688
Custodian fees	41,891
Trustees fees	6,379
Professional fees	22,074
Shareholder reporting expenses	3,548
Federal and state registration fees	27,805
Other	6,278
Total expenses before fee waiver/expense reimbursement	146,394
Fee waiver/expense reimbursement	(98,962)
Net expenses	47,432
Net investment income (loss)	$601
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(54)
Futures contracts	(394,295)
Change in net unrealized appreciation (depreciation) of:
Investments	(29,237)
Futures contracts	119,437
Net realized and unrealized gain (loss)	(304,149)
Net increase (decrease) in net assets from operations	$(303,548)

See accompanying notes to financial statements.

NUVEEN	23

Consolidated Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$601	$(26,274)
Net realized gain (loss) from:
Investments	(54)	830
Futures contracts	(394,295)	284,934
Change in net unrealized appreciation (depreciation) of:
Investments	(29,237)	10,699
Futures contracts	119,437	(147,702)
Net increase (decrease) in net assets from operations	(303,548)	122,487
Distributions to Shareholders
From net investment income:
Class A Shares	(1,032)	—
Class C Shares	—	—
Class I Shares	(61,465)	—
Decrease in net assets from distributions to shareholders	(62,497)	—
Fund Share Transactions
Proceeds from sale of shares	25,886	605,716
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,666	—
	53,552	605,716
Cost of shares redeemed	(163,055)	(693,496)
Net increase (decrease) in net assets from Fund share transactions	(109,503)	(87,780)
Net increase (decrease) in net assets	(475,548)	34,707
Net assets at the beginning of period	6,656,166	6,621,459
Net assets at the end of period	$6,180,618	$6,656,166
Undistributed (Over-distribution of) net investment income at the end of period	$(23,943)	$37,953

See accompanying notes to financial statements.

24	NUVEEN

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NUVEEN	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2017(f)	$17.32	$(0.02)	$(0.80)	$(0.82)	$(0.12)	$—	$—		$(0.12)	$16.38
2016	17.03	(0.09)	0.38	0.29	—	—	—		—	17.32
2015	19.28	(0.30)	(1.03)	(1.33)	(0.92)	—	—		(0.92)	17.03
2014	18.49	(0.30)	1.09	0.79	—	—	—		—	19.28
2013	19.64	(0.30)	(0.77)	(1.07)	(0.08)	—	—	**	(0.08)	18.49
2012(d)	20.00	(0.06)	(0.30)	(0.36)	—	—	—		—	19.64
Class C (7/12)
2017(f)	16.96	(0.08)	(0.79)	(0.87)	—	—	—		—	16.09
2016	16.80	(0.24)	0.40	0.16	—	—	—		—	16.96
2015	19.02	(0.41)	(1.04)	(1.45)	(0.77)	—	—		(0.77)	16.80
2014	18.38	(0.44)	1.08	0.64	—	—	—		—	19.02
2013	19.61	(0.44)	(0.77)	(1.21)	(0.02)	—	—	**	(0.02)	18.38
2012(d)	20.00	(0.08)	(0.31)	(0.39)	—	—	—		—	19.61
Class I (7/12)
2017(f)	17.43	— **	(0.80)	(0.80)	(0.17)	—	—		(0.17)	16.46
2016	17.10	(0.06)	0.39	0.33	—	—	—		—	17.43
2015	19.35	(0.24)	(1.04)	(1.28)	(0.97)	—	—		(0.97)	17.10
2014	18.51	(0.26)	1.10	0.84	—	—	—		—	19.35
2013	19.65	(0.25)	(0.79)	(1.04)	(0.09)	—	(0.01)		(0.10)	18.51
2012(d)	20.00	(0.05)	(0.30)	(0.35)	—	—	—		—	19.65

26	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(4.74)%	$98	4.69	%*	(3.21)%*	1.71	%*	(0.24)%*	32%
1.70	206	4.35		(3.17)	1.71		(0.53)	28
(7.08)	202	3.76		(3.66)	1.71		(1.61)	0
4.16	991	3.41		(3.32)	1.72		(1.63)	0
(5.40)	1,100	5.43		(5.32)	1.72		(1.61)	0
(1.80)	49	9.16	*	(9.07)*	1.72	*	(1.63)*	0

(5.13)	53	5.56	*	(4.07)*	2.46	*	(0.97)*	32
0.95	52	5.10		(4.00)	2.46		(1.37)	28
(7.84)	57	4.60		(4.48)	2.46		(2.34)	0
3.43	54	4.21		(4.12)	2.47		(2.38)	0
(6.12)	52	5.30		(5.18)	2.47		(2.35)	0
(1.95)	49	9.90	*	(9.81)*	2.47	*	(2.38)*	0

(4.64)	6,029	4.55	*	(3.05)*	1.46	*	0.03 *	32
1.93	6,398	4.11		(3.01)	1.46		(0.36)	28
(6.85)	6,363	3.61		(3.48)	1.46		(1.34)	0
4.48	6,926	3.01		(2.92)	1.47		(1.38)	0
(5.24)	6,576	4.26		(4.14)	1.47		(1.35)	0
(1.75)	6,778	8.91	*	(8.82)*	1.47	*	(1.38)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting periods prior to and including September 30, 2015.
(f)	For the six months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Long/Short Commodity Strategy Fund (the “Fund”), as a diversified Fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Fund Liquidation

On February 24, 2017, the Adviser announced that the Fund will be liquidated after the close of business on April 24, 2017, as approved by the Fund’s Board of Trustees (the “Board”). Effective March 24, 2017, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of February 24, 2017 could continue to purchase Fund shares until April 17, 2017. Existing shareholders continued to reinvest dividends and capital gains distributions received from the Fund. After the close of business on April 24, 2017, the Fund liquidated any remaining shareholder accounts and sent shareholders the proceeds of the liquidation.

Investment Objective

The Fund’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and debt securities.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Subsidiary

The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Gresham Long/Short Commodity Fund Ltd., (the ”Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

28	NUVEEN

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”). These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

30	NUVEEN

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Corporate Bonds*	$—	$2,006,694	$—	$2,006,694
Asset-Backed and Mortgage-Backed Securities	—	943,194	—	943,194
U.S. Government and Agency Obligations	—	2,326,278	—	2,326,278
Short-Term Investments:
Repurchase Agreements	—	819,245	—	819,245
Investments in Derivatives:
Futures Contracts**	172,133	—	—	172,133
Total	$172,133	$6,095,411	$—	$6,267,544
*	Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$280,332	$(280,332)	—
State Street Bank	$538,913	$(538,913)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in commodity futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,281,013
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

32	NUVEEN

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$144,471	Payable for variation margin on futures contracts*	$163,064
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(65,338)	Payable for variation margin on futures contracts*	(70,064)
Total			$79,133		$93,000
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$(394,295)	$119,437

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/17		Year Ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	60	$1,000	15,394	$272,011
Class C	212	3,451	1,168	20,470
Class I	1,305	21,435	17,598	313,235
Shares issued to shareholders due to reinvestment of distributions:
Class A	42	724	—	—
Class C	—	—	—	—
Class I	1,571	26,942	—	—
	3,190	53,552	34,160	605,716
Shares redeemed:
Class A	(6,001)	$(100,657)	(15,329)	$(266,614)
Class C	—	—	(1,455)	(24,895)
Class I	(3,684)	(62,398)	(22,729)	(401,987)
	(9,685)	(163,055)	(39,513)	(693,496)
Net increase (decrease)	(6,495)	$(109,503)	(5,353)	$(87,780)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases:
Investment securities	$719,245
U.S. Government and agency obligations	1,142,191
Sales and maturities:
Investment securities	1,050,363
U.S. Government and agency obligations	653,610

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

34	NUVEEN

If the Subsidiary does not make the distributions, or does not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$6,110,048
Gross unrealized:
Appreciation	$5,070
Depreciation	(19,707)
Net unrealized appreciation (depreciation) of investments	$(14,637)

Permanent differences, primarily due to calculation of taxable income from the Subsidiary, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(196,681)
Undistributed (Over-distribution of) net investment income	196,645
Accumulated net realized gain (loss)	36

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$59,897
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	1.0000%
For the next $125 million	0.9875
For the next $250 million	0.9750
For the next $500 million	0.9625
For the next $1 billion	0.9500
For net assets over $2 billion	0.9250

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee rate for each Fund was 0.1613%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.50% of the Fund’s average net assets. The expense limitation may be terminated or modified prior to January 31, 2018 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$—
Paid to financial intermediaries	$—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$216

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$—

As of the end of the reporting period, Nuveen and Gresham, owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class I Shares	345,000

36	NUVEEN

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$6,180,618
Subsidiary % of Fund net assets	13.36%

Consolidated Financial Statement Information
Total assets	$830,884
Total liabilities	4,924
Net assets	825,960
Total investment income	709
Net investment income (loss)	(26,821)
Net realized gain (loss) from futures contracts	(394,295)
Change in net unrealized appreciation (depreciation) of futures contracts	119,437
Increase (decrease) in net assets	(154,505)

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

10. Subsequent Event

Fund Liquidation

As previously noted in Note 1 – General Information and Significant Accounting Policies, the Fund liquidated after the close of business on April 24, 2017.

NUVEEN	37

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that tracks the performance of U.S. government and corporate securities with one- to three-year maturities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Flat Position: Instead of shorting a futures contract when market signals dictate, the Fund will not have a futures contract position for that commodity, and will instead move that position to cash.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Long Position: A security a fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

NUVEEN	39

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GLS-0317P        157272

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 8, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 8, 2017